UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12
CORVEL CORPORATION
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Thursday, August 6, 2026

To the Stockholders of CorVel Corporation:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders, or the Annual Meeting, of CorVel Corporation, a Delaware corporation, which we refer to as the Company, we, us, or our, to be held on Thursday, August 6, 2026, at 8:30 a.m. Pacific Time, or at any postponement or adjournment thereof. The Annual Meeting will be held at 4330 SE International Way, Milwaukie, Oregon 97222. This notice and the attached proxy statement, or this Proxy Statement, describe the business to be transacted at the Annual Meeting.

We are furnishing proxy materials over the Internet. You may read, print, and download this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2026, at https://materials.proxyvote.com/221006. On or about June 26, 2026, we mailed a notice of internet availability of proxy materials, or the Notice, which provides instructions regarding how to access the proxy materials and vote your shares. The Notice also explains how to request a paper copy of the proxy materials. If you requested to receive the proxy materials via email, you should have received an email with voting instructions and links to these materials on the Internet.

The accompanying Proxy Statement provides information regarding the following matters we are asking you to consider and vote upon at the Annual Meeting:

1.	to elect six directors to serve until the annual meeting of stockholders to be held in 2027, or until his or her successor has been duly elected and qualified;

2.	to ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2027; and

3.	to approve, on a non-binding advisory basis, the compensation of our named executive officers.

We may also ask you to consider and vote upon any other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof. However, as of the date of the Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.

The Board of Directors of the Company, or the Board, has set June 8, 2026, or the Record Date, as the record date for the Annual Meeting. Only stockholders of record of our common stock as of the close of business on the Record Date will be able to attend, vote and submit questions during the Annual Meeting.

The Board has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote “FOR ALL” of the director nominees listed in Proposal No. 1 and “FOR” Proposal Nos. 2 and 3.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and submit your proxy or voting instructions as soon as possible.

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For specific instructions regarding how to vote your shares, please refer to the Notice, and the additional information in the accompanying Proxy Statement. If you requested to receive printed proxy materials, you may also refer to the instructions on the proxy card enclosed with those materials.

On behalf of the Board, and the officers and employees of the Company, I would like to take this opportunity to thank you for your continued support.

By order of the Board of Directors,

RICHARD J. SCHWEPPE

Secretary

Fort Worth, Texas

June 26, 2026

CORVEL CORPORATION

2026 PROXY STATEMENT SUMMARY

This summary highlights information included elsewhere in this Proxy Statement. It does not contain all of the information you should consider before voting, and you should read the entire Proxy Statement before voting.

Annual Meeting Information

Date and Time:	Thursday, August 6, 2026, at 8:30 a.m. Pacific Time.

Location:	The Annual Meeting will be held at 4330 SE International Way, Milwaukie, Oregon 97222.

Record Date:

The Board has set June 8, 2026 as the Record Date for the Annual Meeting. Only stockholders of record of our common stock as of the close of business on the Record Date will be able to attend and vote at the Annual Meeting. As of the Record Date, there were 51,009,059 shares of common stock outstanding and entitled to vote.

Voting Matters and Board Recommendations

NUMBER	PROPOSAL	BOARD VOTING RECOMMENDATION	PAGE NUMBER FOR ADDITIONAL INFORMATION
1	To elect six directors, each to serve until the 2027 Annual Meeting or until his or her successor has been duly elected and qualified.	“FOR ALL” DIRECTOR NOMINEES	8

2	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027.	“FOR”	18

3	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	“FOR”	20

We may also consider and vote upon any other business properly brought before the Annual Meeting or any adjournment or postponement thereof. As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.

Voting Methods

If you are a stockholder of record, you can vote your shares using any of the following methods:

Internet:	Visit www.proxyvote.com until 11:59 p.m. Eastern time on Wednesday, August 5, 2026.

Toll-Free Telephone:	Call 1-800-690-6903 until 11:59 p.m. Eastern time on Wednesday, August 5, 2026.

Mail:	Complete and return your proxy card in the postage-paid envelope we have provided or return it to Vote Processing c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717.

At the Annual Meeting:	You may vote in person during the Annual Meeting using the ballot we provide.

If you are a “beneficial owner” holding your shares in “street name” through a bank, broker, dealer or other nominee, you may vote in accordance with the voting instruction form provided by your bank, broker, dealer or other nominee.

Director Nominees (Proposal No. 1)

Name	Age	Director Since	Independent	Audit Committee	Nomination and Governance Committee	Compensation Committee
Michael G. Combs	62	2024

Joanna C. Burkey	51	2024	✓	•

Steven J. Hamerslag	69	1991	✓	•	•

Alan R. Hoops	78	2003	✓	•		•

R. Judd Jessup	78	1997	✓	•

Jeffrey J. Michael	69	1990	✓		•	•

The Board unanimously recommends that stockholders vote “FOR ALL” of the director nominees.

Auditor Ratification (Proposal No. 2)

The Audit Committee has selected Haskell & White LLP to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2027, and it is submitting its selection to the stockholders for ratification. The Board unanimously recommends that stockholders vote “FOR” this proposal.

Non-Binding Advisory Vote on the Compensation of Our Named Executive Officers (Proposal No. 3)

The Board is seeking stockholder approval, on a non-binding advisory basis, of the compensation of our named executive officers. The Board unanimously recommends that stockholders vote “FOR” this proposal.

Corporate Governance Highlights

We are committed to sound corporate governance practices that strengthen the accountability of the Board and advance the long-term interests of our stockholders. The following highlights certain of our corporate governance practices during our fiscal year ended March 31, 2026:

•	The Board is declassified with all directors standing for election on an annual basis.

•	Five of the six directors serving on the Board are independent.

•	Our Lead Independent Director has well-defined rights and responsibilities and serves in a role separate from the Chairman of the Board.

•	Each of the standing committees consists of fully independent members.

•	The Board maintains comprehensive risk oversight practices, including for cybersecurity, data privacy compliance, and strategy.

CORVEL CORPORATION

PROXY STATEMENT

FOR THE

2026 ANNUAL MEETING OF STOCKHOLDERS

v

CORVEL CORPORATION

PROXY STATEMENT

FOR THE

2026 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement, or this Proxy Statement, is being furnished to the stockholders of CorVel Corporation, a Delaware corporation, which we refer to as the Company, we, us, or our, on behalf of the board of directors of the Company, or the Board, in connection with the solicitation of proxies for use at the 2026 Annual Meeting of Stockholders of the Company, or the Annual Meeting, to be held on Thursday, August 6, 2026, at 8:30 a.m. Pacific time, or at any adjournment or postponement thereof. The Annual Meeting will be held at 4330 SE International Way, Milwaukie, Oregon 97222.

Notice of Internet Availability of Proxy Materials

Instead of mailing printed copies to each of our stockholders, we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2026, or our 2026 Annual Report, over the Internet under the “notice and access” rules adopted by the Securities and Exchange Commission, or the SEC. We believe this method enhances the efficiency of the delivery process, reduces costs, and minimizes the environmental impact of our Annual Meeting. Accordingly, on or about June 26, 2026, we mailed to our stockholders a notice of Internet availability of proxy materials, or the Notice, which provides instructions regarding how to access the proxy materials on the Internet, how to vote upon the proposals set forth in this Proxy Statement, and how to request paper copies of this Proxy Statement and our 2026 Annual Report. If you received a Notice by mail but would prefer to receive printed copies of our proxy materials, please follow the instructions contained in the Notice.

You may read, print and download the proxy materials at https://materials.proxyvote.com/221006.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

Please carefully review the following, which is intended to provide general information about the Annual Meeting, including the quorum requirement, the proposals to be voted upon, the methods available for voting your shares, and the votes required to adopt the proposals. This information is also intended to provide you with the specific information that is required to be provided under the rules and regulations of the SEC. If you have questions about the information provided, or would like to request additional information about the Annual Meeting or the proposals to be voted upon, refer to the section entitled “Whom should I contact with other questions?”

Why did I receive these materials?

The Board is soliciting your proxy to vote at the Annual Meeting or any adjournment or postponement thereof. You should review the proxy materials carefully as they give important information for you to consider when deciding how to vote on the proposals brought before the Annual Meeting, as well as other information regarding the Company. You are invited to attend the Annual Meeting in person to vote on the proposals described in this Proxy Statement. You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in the section entitled “How do I vote my shares?”

What proposals am I being asked to vote upon at the Annual Meeting?

NUMBER	PROPOSAL	BOARD VOTING RECOMMENDATION

1	To elect six directors, each to serve until the annual meeting of stockholders to be held in 2027 or until his or her successor has been duly elected and qualified.	“FOR ALL” DIRECTOR NOMINEES

2	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027.	“FOR”

3	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	“FOR”

We may also consider and vote upon any other business properly brought before the Annual Meeting or any adjournment or postponement thereof. As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.

If you properly complete and submit your proxy voting instructions, the persons named as proxyholders will vote your shares in accordance with your instructions. If you submit proxy voting instructions, but do not direct how your shares should be voted on each proposal, the persons named as proxyholders will vote your shares in accordance with the recommendations of the Board as described above.

Who can vote at the Annual Meeting?

Only our stockholders at the close of business on the Record Date will be entitled to attend and vote at the Annual Meeting and any adjournment or postponement thereof. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder during business hours at our principal executive office for a period of ten days ending on the day before the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible to ensure your representation at the Annual Meeting.

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Holders of Record – If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Investor Services, then you are a “holder of record.” As a holder of record, you may vote at the Annual Meeting, or you may vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares using one of the voting methods described in the section entitled “How do I vote my shares?” If you are a holder of record and you indicate when voting that you wish to vote as recommended by the Board, or if you submit a vote by proxy without giving specific voting instructions, then the proxyholders will vote your shares as recommended by the Board on all matters described in this Proxy Statement. Richard J. Schweppe and Sharon O’Connor are the designated proxyholders.

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Beneficial Owners – If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being made available to you by that nominee. The nominee holding your account is considered the holder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, if you are not the holder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy or obtain a control number from your bank, broker, dealer or other nominee. Please contact your nominee directly for additional information.

What are the voting rights of the holders of our common stock?

As of the Record Date, we had 51,009,059 shares of common stock outstanding and approximately 610 holders of record. Each share of common stock issued and outstanding on the Record Date is entitled to one vote per share on each matter properly brought before the Annual Meeting. As of the Record Date, we had no shares of preferred stock outstanding. Cumulative voting is not permitted with respect to the election of directors.

What constitutes a quorum for the Annual Meeting?

The presence of the holders of a majority of the issued and outstanding shares of our common stock entitled to vote as of the Record Date, present in person at the Annual Meeting or represented by proxy, will constitute a quorum, permitting business to be conducted at the Annual Meeting.

The inspector of election appointed for the Annual Meeting will determine the number of shares of common stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies. The inspector of election will also count and tabulate ballots and votes and determine the voting results. Properly voted proxies received but marked as abstentions, shares for which authority is withheld, and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining a quorum. For additional information regarding broker non-votes, refer to the section entitled “What are broker non-votes?”

What are the voting requirements to approve each of the proposals?

The voting requirements to approve each of the proposals to be voted upon at the Annual Meeting, as well as the effects of abstentions and broker non-votes on each of the proposals, are as follows:

PROPOSAL	VOTING REQUIREMENT	EFFECT OF “WITHHOLD” VOTES, VOTES “AGAINST” AND ABSTENTIONS	EFFECT OF BROKER NON-VOTES
Proposal No. 1 To elect six directors to serve until the annual meeting of stockholders to be held in 2027, or until his or her successor has been duly elected and qualified.	Requires a plurality vote of the shares present, in person or by proxy, at the Annual Meeting (assuming that a quorum is present). This means the six nominees receiving the highest number of votes at the Annual Meeting will be elected.	A “WITHHOLD” vote with respect to a director nominee will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.	Broker non-votes will not count as votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.

Proposal No. 2 To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027.	Requires the affirmative vote of a majority of the voting power of the shares present, in person or represented by proxy, at the Annual Meeting (assuming that a quorum is present).	An “ABSTAIN” vote will be included in the total number of shares present and entitled to vote on this proposal and will have the same effect as a vote “AGAINST” this proposal.	Because a bank, broker, dealer or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes on this proposal.

Proposal No. 3 To approve, on a non-binding advisory basis, the compensation of our named executive officers.	Requires the affirmative vote of a majority of the voting power of the shares present, in person or represented by proxy, at the Annual Meeting (assuming that a quorum is present).	An “ABSTAIN” vote will be included in the total number of shares present and entitled to vote on this proposal and will have the same effect as a vote “AGAINST” this proposal.	Broker non-votes will not count as votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.

What are broker non-votes?

If you are a beneficial owner of shares held in “street name” and do not give the bank, broker, dealer or other nominee that holds the shares specific voting instructions, the nominee may vote in its discretion on “routine” matters (such as Proposal No. 2). However, if the nominee that holds your shares does not receive voting instructions from you on how to vote your shares on a “non-routine” matter (such as Proposal No. 1 and Proposal No. 3), it will be unable to vote your shares on that matter. When this occurs, it is referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

How do I vote my shares?

•	Holders of Record – If you are a stockholder of record, you can vote your shares using any of the following methods:

By Internet	By Toll-Free Telephone	By Mail	In Person at the Annual Meeting
You may vote via the Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern time on Wednesday, August 5, 2026 (please have the Notice in hand when you visit the website).	You may vote by phone at 1-800-690-6903, 24 hours a day, seven days a week, until 11:59 p.m. Eastern time on Wednesday, August 5, 2026 (please have the Notice in hand when you call).	If you requested a paper copy of this Proxy Statement, you may vote by completing and mailing the proxy card provided with this Proxy Statement in the postage-paid envelope we have provided, or return it to Vote Processing c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717.	You may vote during the Annual Meeting using the ballot we provide.

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Beneficial Owners – If you are a “beneficial owner” (that is, if you hold your shares in “street name” through a bank, broker, dealer or other nominee), you may vote in accordance with the voting instruction form provided by your bank, broker, dealer or other nominee. The availability of Internet or telephone voting will depend upon your nominee’s voting process. If you wish to vote during the Annual Meeting, you must first obtain a proxy from your bank, broker, dealer or other nominee authorizing you to vote.

Can I change my vote?

Yes, you may change your vote at any time before the polls are closed at the Annual Meeting.

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Holders of Record – If you are a “holder of record,” you may change your vote by (i) voting again via the Internet or telephone, (ii) providing written notice of revocation to CorVel Corporation, 5128 Apache Plume Road, Suite 400, Fort Worth, Texas 76109, Attention: Corporate Secretary, (iii) executing a subsequent proxy using any of the voting methods discussed above (subject to the deadlines for voting with respect to each method), or (iv) attending the Annual Meeting and voting in person by ballot. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

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Beneficial Owners – If you are a “beneficial owner” of your shares and you have instructed your nominee to vote your shares, you may change your vote by following the directions received from your nominee to change those voting instructions, or by attending and voting at the Annual Meeting, which can be accomplished as described above.

Subject to any revocation, all shares represented by properly executed proxies will be voted in accordance with the instructions on the applicable proxy, or, if no instructions are given, in accordance with the recommendations of the Board as described above.

Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Annual Meeting, the persons named as proxies will vote in accordance with their discretion with respect to those matters.

When will the voting results of the Annual Meeting be announced?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting, unless final results are not known at that time, in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once we know them.

Who pays for costs relating to the Proxy Materials and Annual Meeting?

The costs of preparing, assembling and mailing the proxy materials, along with the cost of posting the proxy materials on a website, are to be borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. No additional compensation will be paid to any such persons for such solicitation. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse these persons for their reasonable out-of-pocket expenses in so doing.

What is the deadline for submitting a stockholder proposal or director nomination for the 2027 Annual Meeting?

A stockholder proposal intended for inclusion in our proxy statement and form of proxy for our annual meeting of stockholders to be held in 2027, or the 2027 Annual Meeting, must be received at our principal executive offices at 5128 Apache Plume Road, Suite 400, Fort Worth, Texas 76109, Attention: Corporate Secretary, no later than the close of business on Friday, February 26, 2027.

Stockholders wishing to make a director nomination, or bring another proposal, to be considered at the 2027 Annual Meeting (but not included in our proxy materials) must provide written notice of such proposal to the Corporate Secretary at our principal executive offices no later than the close of business on Saturday, May 8, 2027. Pursuant to Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, if a stockholder proposal is received after Wednesday, May 12, 2027, it will be considered untimely and our proxyholders will use their discretionary voting authority to vote the shares they represent as the Board may recommend. Any stockholder proposal or director nomination must comply with the other provisions of the Second Amended and Restated Bylaws of the Company, or our Bylaws, and be submitted in writing to the Corporate Secretary at our principal executive offices.

In addition, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice in compliance with the universal proxy rules that sets forth the information required by Rule 14a-19 of the Exchange Act, no later than Monday, June 7, 2027, assuming we do not change the date of the 2027 Annual Meeting by more than 30 days from the anniversary of the Annual Meeting. If we change the date of the meeting by more than 30 days from the anniversary of the Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the tenth calendar day following the day on which we first make a public announcement of the date of such annual meeting.

Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact: CorVel Corporation, 5128 Apache Plume Road, Suite 400, Fort Worth, Texas 76109, Attention: Corporate Secretary, Telephone: 1-817-390-1416.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, executive compensation decisions, or other future events. You can identify forward-looking statements with words such as “anticipate,” “believe,” “continue,” “could,” “expect,” “intend,” “may,” “will,” or the negative of such terms, or other comparable terminology. Forward-looking statements include the assumptions underlying or relating to such statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section entitled “Risk Factors,” and elsewhere, in our 2026 Annual Report. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements.

The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE

ELECTION OF DIRECTORS

Board Structure and Membership

We currently have six directors serving on the Board, each of whom has a term that expires at the Annual Meeting, and one vacancy. Our Fourth Amended and Restated Certificate of Incorporation, as amended, or our Certificate of Incorporation, provides that any additional directorships resulting from an increase in the number of directors, or a vacancy, may be filled by a majority of the directors then in office. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, will serve for the remainder of the term of the vacated directorship and until such director’s successor is duly elected and qualified. We may reduce or increase the size of the Board by resolution adopted by the affirmative vote of a majority of the directors or by the affirmative vote of a majority of the outstanding common stock of the Company entitled to vote thereon.

The Board has nominated each of the current Board members to stand for re-election at the Annual Meeting. If elected at the Annual Meeting, each director nominee will serve for a one-year term ending on the date of our 2027 Annual Meeting, or until his or her successor has been duly elected and qualified. The term may be shorter if such individual resigns, becomes disqualified or disabled, or is otherwise removed. Each nominee has indicated his or her willingness to serve as a director if elected. If any such nominee becomes unable or declines to serve at the time of the Annual Meeting, the proxyholders may exercise discretionary authority to vote for a substitute person selected and recommended by our Nomination and Governance Committee and approved by the Board. If each director nominee is elected at the Annual Meeting, the Board will consist of six directors and one vacancy. Proxies cannot be voted for a greater number of individuals than the six nominees named.

Recommended Vote

The election of each of our director nominees requires a plurality vote of the shares of common stock present or represented by proxy at the Annual Meeting. This means the nominees receiving the highest number of votes at the Annual Meeting will be elected, even if those votes do not constitute a majority of the votes cast. Stockholders may vote “FOR ALL,” “WITHHOLD ALL,” or “FOR ALL EXCEPT” with respect to the director nominees nominated for election under this Proposal No. 1. A “WITHHOLD” vote with respect to a director nominee will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.

This proposal is considered a non-routine matter under applicable stock exchange rules. A bank, broker, dealer or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will not count as votes cast on this proposal, and thus will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “FOR ALL” OF THE DIRECTOR NOMINEES.

Information Regarding Director Nominees

The following table sets forth the director nominees recommended by our Nomination and Governance Committee, and nominated by the Board, to be elected as directors to serve until the 2027 Annual Meeting, or until his or her successor has been duly elected and qualified:

Name	Age	Position	Director Since
Michael G. Combs(1)	62	Chairman of the Board, Chief Executive Officer, and President	2024
Joanna C. Burkey(2)	51	Director	2024
Steven J. Hamerslag(2)(3)	69	Director	1991
Alan R. Hoops(2)(4)	78	Director	2003
R. Judd Jessup(2)	78	Director	1997
Jeffrey J. Michael(3)(4)	69	Director	1990

(1)

Mr. Combs is transitioning from his role as Chief Executive Officer, President and Chairman of the Board, effective July 1, 2026, and has been appointed to serve as Executive Chair, effective as of the same date.

(2)	Member of the Audit Committee.
(3)	Member of the Nomination and Governance Committee.
(4)	Member of the Compensation Committee.

The following biographical information discloses the age, business experience and other directorships held during the past five years for our director nominees. It also includes the experiences, qualifications, attributes and skills that led to the conclusion that the individual should serve as our director.

Michael G. Combs. Mr. Combs has served as one of our directors and Chairman of the Board since November 2024. In January 2019, Mr. Combs was appointed as our Chief Executive Officer, and he has also served as our President since April 2017. Mr. Combs previously served as our Chief Information Officer from April 2015 to April 2017. Mr. Combs has been with the Company for 34 years, joining the Company initially as a software engineer in October 1991. His prior positions at the Company include Vice President of MedCheck Development, Vice President of Information Services, and Deputy Chief Information Officer. Prior to joining CorVel, he was with Science Applications International Corporation, a technology company, as a Software Engineer where he developed software for the Naval Ocean System Center. Mr. Combs holds a bachelor’s degree in computer science from San Diego State University. The Board believes Mr. Combs is qualified to serve as Chairman of the Board given his extensive knowledge of the Company and its operations, executive management experience, including his role as our Chief Executive Officer and President, and understanding of the healthcare cost containment and managed care industry.

Joanna C. Burkey. Ms. Burkey has served as one of our directors since August 2024. Ms. Burkey has been a corporate director, former technology executive, and the founder of Flat Rock Strategic Advisory LLC since March 2024. She has been an independent director and chair of the technology committee at Beyond, Inc (NYSE: BYON) since March 2023 and an independent director and chair of the Finance and Audit committee at ReliabilityFirst Corporation since May 2021. At Flat Rock Advisory, Ms. Burkey provides advisory services to boards and executive teams in the areas of cybersecurity and digital transformation. Ms. Burkey worked in the cybersecurity and technology domain for 30 years, most recently as the Global CISO at HP Inc. from 2020 to 2023. Prior to that she was Deputy CCSO and Global Cyber Defense Head for Siemens AG from 2018 to 2020 and CISO for Siemens Americas from 2015 to 2018. Her career has included executive positions in engineering, strategy, and digitalization and she has held roles based in both the US and Europe. Ms. Burkey holds NACD Directorship Certification from the National Association of Corporate Directors, is a certified Qualified Technology Expert with the Digital Directors Network and was previously a fellow with the Center for Strategic and International Studies in Washington D.C. Ms. Burkey holds an associate’s degree from South Plains College and a bachelor’s degree in computer science and mathematics from Angelo State University. Additionally, Ms. Burkey holds a certificate in Applied AI from Northwestern Kellogg School of Business. The Board believes Ms. Burkey’s corporate directorships and cybersecurity experience greatly enhance composition and skill set of the Board.

Steven J. Hamerslag. Mr. Hamerslag has served as one of our directors since May 1991. Mr. Hamerslag has been Managing Partner of TVC Capital, a venture capital firm, since April 2006. Mr. Hamerslag also currently serves as a director of four private companies: Celigo, since December 2015, Creator IQ, since January 2019, eVisit, since September 2020, and SpotHopper LLC, since November 2021. Mr. Hamerslag has over 40 years of experience starting, growing, and leading high tech enterprises. His knowledge of enterprise technology solutions is further leveraged by his extensive sales, marketing, and general management experience having started and acted as Chief Executive Officer of two publicly held companies. Mr. Hamerslag served as the President and Chief Executive Officer of J2Global Communications, a publicly held unified communication services company, from June 1999 until January 2001. Mr. Hamerslag served as the Chief Executive Officer of MTI Technology Corporation, a publicly held manufacturer of enterprise storage solutions, from 1987 to 1996. Mr. Hamerslag holds a bachelor’s degree in economics from the University of California, Berkeley. The Board believes Mr. Hamerslag’s valuable business, leadership and executive management experience, particularly in the technology industry, qualifies him to serve as a director.

Alan R. Hoops. Mr. Hoops has served as one of our directors since May 2003. Mr. Hoops has been Executive Chairman of Health Essentials, a physician medical group specializing in hospice care, pharmacy and durable medical equipment services for medically complex and frail-elderly patients, since 2012. Mr. Hoops was Chairman of the Board and Chief Executive Officer of CareMore California Health Plan, a health maintenance organization, from March 2006 to February 2012. Mr. Hoops was Chief Executive Officer and a Director of Pacificare Health Systems, Inc., a national health consumer services company, from 1993 to 2000. Mr. Hoops has 46 years of experience in the healthcare and managed care industries. Mr. Hoops holds a bachelor’s degree in psychology from the University of California, Los Angeles, and a master’s degree in health administration from the University of Washington. The Board believes Mr. Hoops’ experience as the Chief Executive Officer and Director of Pacificare Health Systems, Inc., combined with his strong operational and strategic background and extensive public company experience, qualifies him to serve as a director.

R. Judd Jessup. Mr. Jessup has served as one of our directors since August 1997. Mr. Jessup was Chief Executive Officer of CombiMatrix Corporation, a molecular diagnostics laboratory, from August 2010 to March 2013. Mr. Jessup was Chief Executive Officer of U.S. LABS, a national laboratory which provides cancer diagnostic and genetic testing services, from 2002 to 2005. Mr. Jessup was President of the HMO Division of FHP International Corporation, a diversified health care services company, from 1994 to 1996. Mr. Jessup was President of TakeCare, Inc., a publicly held HMO operating in California, Colorado, Illinois and Ohio, from 1987 to 1994, until it was acquired by FHP. Mr. Jessup was a director of CombiMatrix Corporation from August 2010 to November 2017, a director of Xifin, Inc., a laboratory billing systems company, from January 2006 to August 2013, a director of Superior Vision Services, a national managed vision care plan, from December 2007 to April 2012, and a director of Accentcare from October 2005 to February 2008. Mr. Jessup has 44 years of experience in the healthcare and managed care industries. Mr. Jessup holds a bachelor’s degree in biology from Knox College and a master of business administration in marketing from the University of Denver. The Board believes Mr. Jessup is qualified to serve as a director because he has significant executive experience with the strategic, financial, and operational requirements of large health care services organizations, including serving as an Audit Committee chair, and brings to the Board senior leadership, health industry, and financial experience.

Jeffrey J. Michael. Mr. Michael has served as one of our directors since September 1990. Mr. Michael has been President, Chief Executive Officer and a Director of Corstar Holdings, Inc., one of our significant stockholders and a holding company owning equity interests in CorVel, since December 1999. Mr. Michael holds a bachelor’s degree in economics and a master’s degree in finance from Northwestern University. The Board believes

Mr. Michael’s experience as the President, Chief Executive Officer and Director of Corstar, combined with his strong operational and strategic background and extensive public company experience, qualifies him to serve as a director.

Consent to Serve

Each of the persons named above has consented to being named in this Proxy Statement and to serve as a director if elected, and the Board has no reason to believe any of the nominees will be unable or unwilling to serve as a director. If, however, any nominee withdraws or otherwise becomes unavailable to serve, the Board may decrease the size of the Board, or the proxies may be voted for the election of such other person as a director as the Board may recommend in place of the nominee.

Corporate Governance, Board Composition and Board Committees

Independent Directors

Our common stock is listed on The Nasdaq Global Select Market, or Nasdaq. Under Nasdaq listing standards, independent directors must comprise a majority of a listed company’s board of directors. In addition, the listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and corporate governance and nominating committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Further, Nasdaq listing standards provide that a director only qualifies as “independent” if, in the opinion of the listed company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director with that listed company.

To be considered independent pursuant to Rule 10A-3 and Nasdaq listing standards, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (a) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, or (b) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent pursuant to Rule 10C-1 and Nasdaq listing standards, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (a) the source of compensation of such director, including any consulting, advisory, or other compensatory fee paid by the company to such director, and (b) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

The Board undertook a review of its composition, the composition of its committees, and the independence of our directors and director nominees and considered whether any director or director nominee has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director and director nominee concerning his or her background, employment, and affiliations, including family relationships, the Board has determined that each of Ms. Burkey and Messrs. Hamerslag, Hoops, Jessup, and Michael do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors and director nominees is “independent” as that term is defined under the applicable rules of the SEC and Nasdaq listing standards. Mr. Combs is not independent under Nasdaq’s listing standards since he is the Chief Executive Officer and President of the Company.

In making these determinations, the Board considered the current and prior relationships that each non-employee director and director nominee has with our Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and director nominee, and the transactions involving them described in the section entitled “Certain Relationships and Related-Person Transactions.”

No Agreements or Family Relationships

No arrangement or understanding exists between any of our directors, director nominees, or executive officers and any other person pursuant to which any of them were selected as our director, director nominees, or executive officer.

There are no family relationships among any of our directors, director nominees, or executive officers.

Involvement in Certain Legal Proceedings

There are no legal proceedings related to any of our directors, director nominees, or executive officers which are required to be disclosed pursuant to applicable SEC rules. To the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director, executive officer, or employee: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (c) being subject to any order, judgment or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or (d) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Board Leadership Structure

Our governance framework provides the Board with the flexibility to select the most appropriate leadership structure to allow it to effectively carry out its responsibilities and best represent the interests of our stockholders. The Board does not have a formal policy regarding the separation of the roles of the Chairman of the Board and Chief Executive Officer as it believes it is in the best interest of the Company to make that determination from time to time based on factors such as the experience level of the management team, the composition of the Board, and the Company’s business direction and strategic needs.

In recent years, we have combined the roles of the Chairman of the Board and Chief Executive Officer primarily as a result of the considerable experience and leadership capabilities Mr. Combs has brought to the Company over 34 years of service. However, effective as of July 1, 2026, Mr. Combs is transitioning from his role as Chairman, Chief Executive Officer and President, and has been appointed to serve as Executive Chair, effective as of the same date. During this transition period, we do not expect to have a separately appointed Chairman of the Board. In this role, Mr. Combs’ primary responsibilities will include (i) advising and supporting the inbound Chief Executive Officer and President during the leadership transition, (ii) assisting with the maintenance and growth of customer and strategic partner relationships, (iii) providing historical and operational context on key initiatives and decisions, and (iv) supporting long-range strategic planning. In connection with the leadership transition, Sarah A. Scott has been promoted to Chief Executive Officer and President, effective July 1, 2026. In these roles, Ms. Scott will primarily be responsible for managing the Company’s day-to-day operations and performance, and working with the Executive Chair to set the Company’s strategic vision. We believe the separation of the Chief Executive Officer and Executive Chair roles will allow Mr. Combs to focus on leading the Board in its oversight of management, and providing advice and support to the Chief Executive Officer during the transition period, while affording Ms. Scott the ability to focus on leading our business.

The Board has consistently had a policy that if the Chairman of the Board (or similar Board leadership role, such as the Executive Chair) does not qualify as an independent director under Nasdaq listing rules, the independent directors of the Board will select one of the independent directors to serve as the Lead Independent Director. Since Mr. Combs does not qualify as an independent director, the Board previously designated Mr. Jessup as the Lead Independent Director. The Lead Independent Director has the following duties and responsibilities: (i) acting as chair of the meetings of the independent directors; (ii) working with the Chairman of the Board (or Executive Chair) to ensure the Board has adequate resources; (iii) serving as a conduit of information between the independent directors, the Chairman of the Board (or Executive Chair), the Chief Executive Officer and other members of management; (iv) reviewing annually the purpose of the committees of the Board; (v) being available as a resource to consult with other Board members on corporate governance practices and policies; and (vi) such other duties and responsibilities as the Board may designate. Although the positions of Chief Executive Officer and Executive Chair are being separated in connection with the leadership transition, the Board continues to believe it is appropriate to have an independent director serve as Lead Independent Director, as it will promote independent oversight of management and the execution of our business and strategic plans. Mr. Jessup will continue to serve as Lead Independent Director at this time.

The Board believes the leadership structure discussed above is the most appropriate structure for the Company at this time. The Board will continue to regularly assess the structure taking into account factors such as the success of the leadership transition, the composition of the Board and succession planning considerations, and the evolving needs of our business.

Risk Oversight

The Board has the overall responsibility for the oversight of the Company’s enterprise risk management process. The Board administers this oversight function both directly and through the various committees of the Board, which address risks inherent within their respective areas of oversight. In particular, the Audit Committee oversees our financial risks, including internal controls over financial reporting, cybersecurity and other IT risks. The Compensation Committee oversees risks related to our compensation policies, practices, and benefits. The Nomination and Governance Committee oversees risks relating to our corporate governance practices as well as legal and regulatory compliance risks. Each committee reports to the Board on significant risks and management’s response through periodic updates.

Cybersecurity Oversight

The Board and Audit Committee oversee our cybersecurity program to ensure that risks to the Company are managed appropriately, while our Chief Information Security Officer, or CISO, is responsible for implementing our cybersecurity program, enforcing our cybersecurity policy and providing annual updates to the Board and executive leadership. We conduct regular assessments to measure our exposure to cyber threats. These assessments form the basis for our cyber risk program. Our CISO and Chief Information Officer each report directly to the Chief Executive Officer, who will escalate any cybersecurity issues to the Board as appropriate.

Human Capital

Human capital is a key component to our success. We strive to foster a diverse, equitable and inclusive workplace. We were recently awarded, for the sixth year in a row, certification as a “Great Place to Work Company” based on independent surveys of our employees. Our culture and organizational purpose is embodied by our ACE-IT values of Accountability, Commitment, Excellence, Integrity, and Teamwork. These values define our desired culture, influence organizational behavior and decision-making, and make our people a priority. Our mission is to provide an enduring culture where we are empowered to seek our full potential, working together to change the industry, making a real difference to those we serve. Our vision is to make a real difference with our partners by creating a new standard of excellence in service and outcomes.

We believe diversity in our workforce enhances innovation, strengthens our organizational culture, and contributes to our operational success. We are committed to recruiting the most qualified people for the job and make employment decisions based on merit and business needs. Additionally, we believe in providing opportunities for career progression for our people and, as such, we strive to fill our open positions with internal talent whenever possible. Our Company’s greatest strength and resource is the talent of our employees.

To ensure our leaders and employees model fairness and inclusivity in their behaviors, our leaders have completed diversity, equity and inclusion training and such training is mandated for all employees. We are proud of having a diverse workforce and remain committed to ensuring equal opportunity for advancement for each of our employees.

Board Structure and Committees

The Board has a standing Audit Committee, Compensation Committee, and Nomination and Governance Committee. The Board and its committees set schedules to meet throughout the year and can also hold special meetings and act by written consent from time to time as appropriate. The independent directors of the Board also hold separate regularly scheduled executive session meetings at least twice a year at which only independent directors are present. The Board has delegated various responsibilities and authority to its committees as described below. The committees regularly report on their activities and actions to the full Board. Each member of each committee of the Board qualifies as an independent director in accordance with the Nasdaq standards described above. Each committee of the Board has a written charter approved by the Board. A copy of each charter is posted on our website at https://www.corvel.com/company/investors under the Governance section. The inclusion of any website address in this Proxy Statement does not include or incorporate by reference the information on that website into this Proxy Statement or our 2026 Annual Report.

Audit Committee

The Audit Committee reviews and monitors our corporate financial statements and reporting and our internal and external audits. The committee’s purpose is to, among other things, oversee our internal controls and audit functions, the results and scope of the annual audit of our financial statements and other services provided by our independent registered public accounting firm, and our compliance with legal matters that have a significant impact on our financial statements. The committee also consults with our management and our independent registered public accounting firm prior to the presentation of financial statements and, as appropriate, initiates inquiries into aspects of our financial affairs.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding accounting or auditing matters. In addition, the committee is directly responsible for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. In accordance with the Audit Committee’s charter and policies regarding transactions with related persons, all related-person transactions are approved or ratified by the committee. Please see the information set forth in the section entitled “Certain Relationships and Related-Person Transactions” in this Proxy Statement for additional details. The current members of our Audit Committee are Ms. Burkey and Messrs. Hamerslag, Hoops, and Jessup, with Mr. Jessup serving as chairperson. The Audit Committee held four meetings during our fiscal year ended March 31, 2026, which we refer to as fiscal year 2026.

Each member of our Audit Committee meets the independence and experience standards set forth under applicable Nasdaq and SEC rules, and each member can read and understand fundamental financial statements. In addition, the Board has determined that Mr. Hamerslag qualifies as an “audit committee financial expert” within the meaning of Item 407(d) of Regulation S-K.

Compensation Committee

The Compensation Committee reviews and approves our general compensation policies and all forms of compensation to be provided to our executive officers and directors, including, among other things, annual salaries, bonuses, and stock option and other incentive compensation arrangements. The Compensation Committee also administers the 2025 Stock Incentive Plan, or our 2025 Plan, including reviewing and granting stock options. The Compensation Committee also reviews and approves various other issues related to our compensation policies and matters. The Compensation Committee may form, and delegate any of its responsibilities to, a subcommittee so long as such subcommittee consists solely of at least two independent members of the Compensation Committee. The current members of our Compensation Committee are Messrs. Hoops and Michael, with Mr. Hoops serving as chairperson. The Compensation Committee held one meeting during fiscal year 2026.

The Compensation Committee, in collaboration with management is responsible to review the rewards that may be derived from our compensation program for all employees, including our executive officers, to assess whether the program encourages excessive or unnecessary risk-taking. We have assessed our compensation program and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Management assessed the Company’s executive and broad-based compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. This risk assessment process included a review of program policies and practices; program analysis to identify risk and risk control related to the programs; and determinations as to the sufficiency of risk identification, the balance of potential risk to potential reward, risk control, and the support of the programs and their risks to Company strategy. Although we reviewed all compensation programs, we focused on the programs with variability of payout, with the ability of a participant to directly affect payout and the controls on participant action and payout. Our egalitarian culture supports the use of base salary, performance-based compensation, and retirement plans that are generally uniform in design and operation throughout the Company and with all levels of employees. In most cases, the compensation policies and practices are centrally designed and administered and are substantially identical at each business unit. Field sales personnel are paid a base salary and a sales commission, but all of our executive officers are paid under the programs and plans for non-sales employees. Certain internal groups have different or supplemental compensation programs tailored to their specific operations and goals.

Based on the foregoing, we believe that our compensation policies and practices do not create inappropriate or unintended significant risk to the Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks; are compatible with effective internal controls and the risk management practices of CorVel; and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Nomination and Governance Committee

The Nomination and Governance Committee reviews and reports to the Board on a periodic basis regarding matters of corporate governance, and reviews, assesses and makes recommendations on the effectiveness of our corporate governance policies. In addition, the committee reviews and makes recommendations to the Board regarding the size and composition of the Board and the appropriate qualities and skills required of our directors in the context of the then-current make-up of the Board. This includes an assessment of each candidate’s independence, personal and professional integrity, diversity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment, and ability to serve us and our stockholders’ long-term interests. These factors, and others as considered useful by the committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the Nomination and Governance Committee and of the Board may change from time to time to consider changes in business and other trends, as well as the portfolio of skills and experience of current and prospective directors.

Although the committee does not have a formal policy with respect to diversity, we believe the Board as a whole should encompass a range of talent, skill, diversity and expertise enabling it to provide sound guidance with respect to our operations and interests. In addition to considering a candidate’s background and accomplishments, our Nomination and Governance Committee reviews candidates in the context of the current composition of the Board and the evolving needs of our business. The Nomination and Governance Committee considers many forms of diversity in identifying director nominees to nominate directors with a variety of complementary skills and backgrounds so that as a group, the Board will possess the appropriate talent, skills, insight and expertise to oversee our business.

The Nomination and Governance Committee leads the search for and selects, or recommends that the Board select, candidates for election to the Board (subject to legal rights, if any, of third parties to nominate or appoint directors). Consideration of new director candidates typically involves a series of committee discussions, review of information concerning candidates and interviews with selected candidates who meet the minimum qualifications approved by the Board, including: (i) high personal and professional integrity; (ii) financial literacy or other professional or business experience relevant to an understanding of the Company and its business; (iii) an ability to think and act independently and with sound judgment; and (iv) an ability to be effective, in conjunction with the other director nominees, in collectively serving the long-term interests of the Company and its stockholders.

Candidates for nomination to the Board typically have been suggested by other members of the Board or by our executive officers. From time to time, the Nomination and Governance Committee may engage the services of a third-party search firm to identify director candidates. Each of the current nominees is standing for re-election at the Annual Meeting. The Nomination and Governance Committee selected these candidates and recommended their nomination to the Board. The committee has not received any nominations from any stockholders in connection with this Annual Meeting. The current members of the committee are Messrs. Hamerslag and Michael, with Mr. Michael serving as chairperson. The Nomination and Governance Committee held one meeting during fiscal year 2026.

Although the Nomination and Governance Committee does not have a formal policy on stockholder nominations, it will consider candidates proposed by stockholders of any outstanding class of our capital stock entitled to vote for the election of directors, provided such proposal is in accordance with the procedures set forth in Article II, Section 13 of our Bylaws and in the charter of the Nomination and Governance Committee. Nominations by eligible stockholders must be preceded by notification in writing addressed to the Chairman of the Nomination and Governance Committee, care of our Secretary, at 5128 Apache Plume Road, Suite 400, Fort Worth, Texas 76109, not later than (a) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding annual meeting, or (b) with respect to the election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Our Bylaws and the charter of the Nomination and Governance Committee require that such notification must contain the written consent of each proposed nominee to serve as a director if so elected and the following information as to each proposed nominee and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee: (i) the name and address of the nominee; (ii) the name and address of the stockholder making the nomination; (iii) a representation that the nominating stockholder is a stockholder of record of our stock entitled to vote at the next annual meeting and intends to appear in person or by proxy at such meeting to nominate the person specified in the notice; (iv) the nominee’s qualifications for membership on the Board; (v) all of the information that would be required in a proxy statement soliciting proxies for the election of the nominee as a director pursuant to the rules and regulations of the SEC; (vi) a description of all direct or indirect arrangements or understandings between the nominating stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to whose request the nomination is being made by the stockholder; (vii) all other companies to which the nominee is being recommended as a nominee for director; and (viii) a signed consent of the nominee to cooperate with reasonable background checks and personal interviews, and to serve as one of our directors, if elected.

All such recommendations will be brought to the attention of the Nomination and Governance Committee. Candidates proposed by stockholders will be evaluated by the Nomination and Governance Committee using the same criteria as for all other candidates.

Board and Committee Meetings

The Board held eight meetings during our fiscal year 2026. The Board acted by unanimous written consent four times during fiscal year 2026. During fiscal year 2026, no director nominee attended fewer than 75% of the meetings of the Board or meetings of any committee on which he or she served. Although we do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders, directors are encouraged and expected to attend each of our annual meetings of stockholders in addition to each meeting of the Board and of the committees on which he or she serves, except where the failure to attend is due to unavoidable circumstances or schedule conflicts. All of our directors attended our 2025 annual meeting of stockholders.

Code of Ethics and Business Conduct

The Board has adopted a code of ethics and business conduct that applies to all of our employees, officers and directors. The full text of our code of ethics and business conduct is posted on our website at https://www.corvel.com/code-of-ethics. We intend to disclose future amendments to certain provisions of our code of ethics and business conduct, or waivers of such provisions, applicable to our directors and executive officers, at the same location on our website identified above. The inclusion of any website address in this Proxy Statement does not include or incorporate by reference the information on that website into this Proxy Statement or our 2026 Annual Report.

Communications from Stockholders to the Board

The Board has implemented a process by which stockholders may send written communications to the attention of the Board, any committee of the Board or any individual Board member. Any such communications should be sent to the following address: 5128 Apache Plume Road, Suite 400, Fort Worth, Texas 76109, Attention: Corporate Secretary. This centralized process assists the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. Our Corporate Secretary, with the assistance of our Vice President of Legal Services, is primarily responsible for collecting, organizing and monitoring communications from stockholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or board matters. Communications that are of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board. Any communications not forwarded to the Board will be retained for a period of three months and made available to any of our independent directors upon their general request to view such communications. There were no changes in this process in fiscal year 2026.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Haskell & White LLP served as our independent registered public accounting firm for fiscal year 2026. The Audit Committee has selected Haskell & White LLP to serve as our independent registered public accounting firm for fiscal year 2027. While stockholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or applicable SEC rules, the Audit Committee is submitting its selection to the stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify the appointment, the Audit Committee will consider the selection of another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of our Company and its stockholders.

Representatives of Haskell & White LLP attended or participated by telephone in all meetings of the Audit Committee held during fiscal year 2026. We expect that representatives of Haskell & White LLP will attend the Annual Meeting and will have the opportunity to make a statement, if they so desire, and respond to appropriate questions posed by stockholders.

Recommended Vote

The ratification of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2027, requires the affirmative vote of the holders of our common stock representing a majority of the voting power present or represented by proxy at the Annual Meeting. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal No. 2. Abstentions will have the same effect as a vote “AGAINST” this proposal.

This proposal is considered a routine matter under applicable stock exchange rules. Because a bank, broker or other nominee may vote without instructions on this matter, we do not expect any broker non-votes to result for this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HASKELL & WHITE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING MARCH 31, 2027.

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth approximate fees for services rendered by Haskell & White LLP, our independent registered public accounting firm, for the fiscal years ended March 31, 2026 and 2025:

Fees ($)	Fiscal Year 2026	Fiscal Year 2025
Audit Fees(1)	926,000	695,000
Audit-Related Fees(2)	22,500	21,000
Tax Fees(3)	—	—
All Other Fees(4)	11,850	10,670
Total Fees	960,350	726,670

(1)

Audit fees for the fiscal years ended March 31, 2026 and 2025 include fees associated with the audit of our consolidated financial statements, the assessment of our internal control over financial reporting, the review of the unaudited quarterly financial statements included in our Quarterly Reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements and services for the relevant fiscal years.

(2)

Audit-related fees for the fiscal years ended March 31, 2026 and 2025 relate to fees for assurance and related services provided by Haskell & White LLP that are reasonably related to the performance of the audit or review of our financial statements.

(3)	Tax fees relate to professional services provided by Haskell & White LLP for tax compliance, tax advice, and tax planning.
(4)	All other fees relate to certain travel and other miscellaneous expenses incurred by Haskell & White LLP.

Determination of Independence

The Audit Committee has determined the provision of the above non-audit services by Haskell & White LLP was compatible with their maintenance of accountant independence.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves and reviews audit and permissible non-audit services performed by our independent registered public accounting firm as well as the fees charged by our independent registered public accounting firm for such services. In its pre-approval and review of permissible non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence. Under certain de minimis circumstances described in the rules and regulations of the SEC, the Audit Committee may approve permissible non-audit services prior to the completion of the audit in lieu of pre-approving such services. All services rendered by Haskell & White LLP during fiscal year 2026 were pre-approved by our Audit Committee.

PROPOSAL THREE

NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF

OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with applicable SEC rules. The Company’s stockholders have expressed a preference for holding such a vote every three years and the Company anticipates that it will continue to hold a say-on-pay vote every three years for the foreseeable future.

Our goal for our executive compensation program is to attract, motivate and retain a talented, entrepreneurial and creative team of executives who will provide leadership for our success, and thereby increase stockholder value. We believe that our executive compensation program satisfies this goal, has supported and contributed to our recent and long-term success and is strongly aligned with the long-term interests of our stockholders. We urge stockholders to read the sections titled “Executive Compensation” and “Certain Relationships and Related-Person Transactions” elsewhere in this Proxy Statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers in fiscal year 2026.

In accordance with Section 14A of the Exchange Act, we are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of CorVel Corporation approve, on an advisory basis, the compensation of the named executive officers, as disclosed in CorVel’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC.”

This say-on-pay vote is advisory, and therefore, is not binding on us, our compensation committee or the Board. The Board and our compensation committee value the opinions of our stockholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we may review and consider the results of this advisory vote in future compensation deliberations.

Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal if you want your broker to vote your shares on this Proposal.

Vote Sought

The approval, on a non-binding advisory basis, of the compensation of our named executive officers requires the affirmative vote of the holders of our common stock representing a majority of the voting power present or represented by proxy at the Annual Meeting. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal No. 3. Abstentions will have the same effect as a vote “AGAINST” this proposal.

This proposal is considered a non-routine matter under applicable stock exchange rules. A bank, broker, dealer or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will not count as votes cast on this proposal, and thus will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

OTHER MATTERS

Management is not aware of any other matters to be brought before the Annual Meeting. If any other matter is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with the Board’s recommendation. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

AUDIT COMMITTEE REPORT

The Audit Committee carries out its responsibilities pursuant to its written charter, and the members of the fiscal year 2026 Audit Committee have prepared and submitted this Audit Committee Report. Each Audit Committee member is considered independent because each member satisfies the independence requirements for board members prescribed by the applicable rules of Nasdaq and Rule 10A-3 of the Exchange Act.

Among other things, the Audit Committee oversees CorVel’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management CorVel’s audited financial statements in the Annual Report on Form 10-K for the fiscal year ended March 31, 2026, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements; and management’s assessment of CorVel’s internal control over financial reporting.

The Audit Committee also reviewed and discussed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of CorVel’s accounting principles and such other matters as are required to be discussed with audit committees by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the Securities and Exchange Commission. In addition, the Audit Committee discussed with the independent registered public accounting firm their independence from management and CorVel, and has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Throughout the year and prior to the performance of any such services, the Audit Committee also considered the compatibility of potential non-audit services with the independent accountant’s independence.

The Audit Committee discussed with CorVel’s independent registered public accounting firm their overall approach, scope and plans for the audit. At the conclusion of the audit, the Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of CorVel’s internal control over financial reporting and the overall quality of CorVel’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2026, for filing with the Securities and Exchange Commission.

The Audit Committee has also recommended the selection of Haskell & White LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2027.

AUDIT COMMITTEE

R. Judd Jessup, Chair
Joanna C. Burkey
Steven J. Hamerslag
Alan R. Hoops

This Audit Committee Report shall not be deemed “soliciting material” or to be “filed” with the SEC. In addition, this Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers:

Name	Age	Position
Michael G. Combs(1)	62	Chairman of the Board, Chief Executive Officer and President, Incoming Executive Chair (Principal Executive Officer)
Sarah A. Scott(1)	49	Executive Vice President, Product and Corporate Services, Incoming Chief Executive Officer and President
Mark E. Bertels	63	Executive Vice President, Risk Management Services
Brian S. Nichols(2)	45	Chief Financial Officer (Principal Financial Officer)
Maxim Shishin	51	Chief Information Officer
Jennifer L. Yoss	48	Vice President, Accounting (Principal Accounting Officer)

(1)

Mr. Combs is transitioning from his role as Chairman of the Board, Chief Executive Officer and President, effective as of July 1, 2026, and has been appointed to serve as Executive Chair, effective as of the same date. Sarah A. Scott has been promoted to Chief Executive Officer and President effective immediately upon Mr. Combs’ transition.

(2)

Effective as of September 10, 2025, Brandon T. O’Brien transitioned from his role as Chief Financial Officer. Mr. Nichols was promoted to Chief Financial Officer effective immediately upon Mr. O’Brien’s transition.

The following is a brief description of the capacities in which each of our executive officers who is not also a director has served, and other biographical information. The biography of Mr. Combs appears earlier in this Proxy Statement under the section entitled “Proposal One: Election of Directors.”

Sarah A. Scott. Ms. Scott was promoted to Chief Executive Officer and President, effective July 1, 2026. She brings more than 25 years of industry and leadership experience to these roles. Ms. Scott has been employed by the Company since 1999 and has held numerous leadership positions of increasing responsibility during her tenure. She currently serves as Executive Vice President, Product and Corporate Services, a position she has held since September 2025. Prior to that, she served as Executive Vice President, Product from January 2025 to September 2025, Vice President, Network Solutions from July 2022 to January 2025, and Vice President, Account Management from July 2017 to July 2022. Throughout her tenure, Ms. Scott has played a significant role in the development and expansion of the Company’s products and service offerings, including strategic technology and artificial intelligence initiatives designed to enhance operational performance and customer outcomes. Ms. Scott holds a bachelor’s degree in health information management from The Ohio State University and is a registered nurse.

Mark E. Bertels. Mr. Bertels was promoted to Executive Vice President, Risk Management Services in April 2022. He has been with CorVel since 1989, serving in many roles including Regional Vice President from October 2021 to April 2022, and as Area Vice President from January 2011 to October 2021. Mr. Bertels has over 36 years of experience with CorVel in the risk management industry and possesses extensive knowledge of the claims and managed care services provided to claim payors and self-insured employers. He holds a bachelor’s degree in psychology and a master’s degree in rehabilitation counseling from Emporia State University.

Brian S. Nichols. Mr. Nichols was promoted to Chief Financial Officer in September 2025. He has been with CorVel since June 2010, serving as the Company’s Vice President, Network Services in 2025, Vice President, Network Solutions from 2016 to 2025, Director, Network Solutions from 2014 to 2016; Network Solutions Manager from 2011 to 2014; and Patient Care Coordinator from 2010 to 2011. Mr. Nichols holds a master’s degree from Anderson University, and a bachelor’s degree in management from Indiana Wesleyan University.

Maxim Shishin. Mr. Shishin was promoted to Chief Information Officer in March 2017. He has been with CorVel since 2002, holding the positions of Vice President of Information Systems from February 2015 to March 2017, Director of Software Engineering from June 2014 to February 2015, Software Development Manager from February 2009 to June 2014, and Senior Software Engineer from August 2002 to February 2009. Mr. Shishin has over 22 years of technology and systems experience. His background includes vast experience with enterprise software architecture. Mr. Shishin holds a master’s degree in software engineering from Portland State University, a master’s degree in financial management from Moscow State University of Management, and a master’s degree in applied mathematics from Moscow Engineering Physics Institute.

Jennifer L. Yoss. Ms. Yoss was promoted to Vice President of Accounting in October 2018. She has been with CorVel since 2003, holding the positions of Director of Accounting from 2014 to 2017, and Manager in the Accounting department from 2003 to 2014. Ms. Yoss was previously an auditor at Grant Thornton LLP. Ms. Yoss holds a bachelor’s degree in business administration – accounting from Oregon State University.

Our executive officers are elected by the Board on an annual basis and serve at the discretion of the Board until their successors have been duly elected and qualified or until their earlier resignation or removal.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section addresses the compensation philosophy, objectives, policies, and arrangements that apply to our named executive officers, which we refer to as our NEOs. This section should be read together with the Summary Compensation Table and related tables, footnotes and other disclosures set forth below, as well as in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our 2026 Annual Report.

This section may contain forward-looking statements that are based on our current plans, considerations, and expectations regarding our compensation programs. Actual compensation programs that we adopt in the future may differ materially from the existing programs summarized in this section. For additional information, see the section of this Proxy Statement titled “Cautionary Note Regarding Forward-Looking Statements”.

Overview

Our executive compensation program is designed to align with the achievement of our business and strategic objectives and drive sustainable value creation for our stockholders, by linking pay outcomes with our strong financial performance, individual contributions to our strategic initiatives, and increases in the value of our stock.

The Compensation Committee targets a mix of fixed and variable compensation that motivate individual performance and accountability, encourage retention, promote internal pay equity, and reflect market competitiveness. Cash incentive plan awards are performance-based and linked to the achievement of measurable Company financial goals, and individual performance objectives tied to our strategic initiatives. Equity awards motivate executives to drive sustained increases in stockholder value, and to achieve strong financial performance, while encouraging executive retention and management continuity through long-term vesting. This balance of compensation elements and incentives is designed to encourage achievement of business and strategic objectives, retention of our executives, and alignment of our compensation program with the interests of our stockholders.

Named Executive Officers

The following table sets forth our NEOs for fiscal year 2026, the current positions they hold, and the dates they were appointed to those positions:

Named Executive Officer	Position and Date Appointed
Michael G. Combs(1)	Chairman of the Board – November 2024
Chief Executive Officer – January 2019
President – April 2017
(Principal Executive Officer)

Brian S. Nichols(2)	Chief Financial Officer – September 2025
(Principal Financial Officer)

Mark E. Bertels	Executive Vice President, Risk Management Services – April 2022

Maxim Shishin	Chief Information Officer – March 2017

Jennifer L. Yoss	Vice President, Accounting – October 2018
(Principal Accounting Officer)

(1)

Mr. Combs is transitioning from his role as Chairman, Chief Executive Officer and President, effective July 1, 2026, and has been appointed to serve as Executive Chair, effective as of the same date. For additional information, see the section of this Proxy Statement titled “Recent Compensation Developments”.

(2)	Mr. Nichols was promoted to Chief Financial Officer on September 10, 2025.

Compensation Philosophy and Objectives

We operate in the medical cost containment and managed care industry, and we recognize there is significant competition for talented executives in our industry and the geographic areas in which we operate. The Compensation Committee’s primary objectives are to attract and retain top talent that can assist us in achieving our business and strategic objectives, while maintaining a strategically focused compensation program that is responsive to our evolving business needs and a competitive pay environment. The Compensation Committee’s executive compensation philosophy is grounded in a disciplined approach that is designed to reward Company and individual performance, drive operational execution, and align executive incentives with the achievement of long-term stockholder value, while also limiting compensation-related risks.

When establishing our executive compensation program each year, the Compensation Committee is generally guided by the following key principles that it believes align closely with the achievement of our compensation objectives:

•

Reward Measurable Performance: A substantial portion of each executive’s total compensation opportunity is variable and contingent upon achieving Company financial goals, including earnings per share, or EPS, growth, as well as individual performance objectives designed to support key strategic initiatives.

•

Promote Alignment with Stockholder Interests: Equity-based compensation, which is typically issued in the form of option awards, comprises our long-term incentive compensation opportunity. These awards deliver upside only when our stock price increases, and are designed to motivate executives to drive sustained increases in stockholder value, and to achieve strong financial performance.

•

Attract and Retain Talented Executives: Long-term incentive compensation is used to attract high-performing executives in a competitive labor market. Long-term vesting of incentive awards, typically over a period of four years, encourages retention of executives and continuity of management.

•

Maintain Strategic Alignment and Limit Risk: The Compensation Committee annually reviews our compensation program for alignment with our business and strategic objectives, while also focusing on managing compensation-related risks. In general, the committee seeks to limit fixed compensation, refrain from offering guaranteed cash incentive awards, provide limits on incentive compensation opportunities, and avoid unnecessary complexity in our compensation program.

•	Offer Market-Responsive Compensation: The total compensation opportunity we offer our executives is informed by market compensation data to ensure market competitiveness.

Role of Compensation Committee

The Compensation Committee’s primary responsibilities are to oversee the design and administration of our executive compensation program, determine the base salary and annual cash incentive plan awards payable to our NEOs, administer our stock incentive plans and approve equity-based awards, assess our compensation policies and practices as they relate to risk management, and determine the compensation to be paid to our directors for service on the Board and its committees.

The Compensation Committee meets several times each fiscal year to evaluate and approve executive compensation. During fiscal year 2026, the committee met one time. All executive compensation decisions are documented in committee minutes and made in executive session without the presence of management.

At these meetings, the Compensation Committee assessed Company financial results and performance relative to strategic initiatives, reviewed individual performance under our management-by-objectives, or MBO, framework, and evaluated market compensation data. These assessments informed a number of key executive compensation decisions, including base salary adjustments, the payment of annual cash incentive awards, and the terms of option awards.

Compensation Determination Framework

General Considerations

In making compensation determinations, the Compensation Committee remains focused on adherence to its compensation philosophy, including paying compensation based on the achievement of measurable Company financial goals and individual performance objectives, promoting alignment with stockholder interests, attracting and retaining talented executives, and ensuring alignment between our compensation program and our business and strategic objectives. Each year, the Compensation Committee determines individual pay levels and incentive opportunities based on a review of historical and projected Company performance, an assessment of individual performance, and internal pay equity considerations. The Compensation Committee also considers market compensation data, recommendations from our chief executive officer (for executives other than himself), and general market conditions. Further, the Compensation Committee considers feedback received by our stockholders on our executive compensation program.

Impact of Say-on-Pay Results

Our stockholders previously voted to hold an advisory vote on the compensation of our NEOs every three years. At our 2023 annual meeting of stockholders, our stockholders expressed overwhelming support for our executive compensation program, with a 92% approval rate for our “say-on-pay” proposal. In light of this support, our continued strong financial performance, and the Compensation Committee’s consistent focus on implementing its established compensation philosophy, the committee did not make any significant changes to the overall design of our compensation program during fiscal year 2026 relative to the last several years.

Role of Chief Executive Officer

Our chief executive officer provides recommendations to the Compensation Committee with respect to the compensation of our other NEOs, which includes individual performance assessments, goal achievement, and leadership contributions, as well as an analysis of the potential of each NEO. Our chief executive officer does not participate in decisions regarding his own compensation. The Compensation Committee, which is comprised entirely of independent directors, makes the final determination of the compensation paid to each of our executives.

Use of Market Data and Internal Evaluations

To inform its decisions, the Compensation Committee reviews market compensation data. However, while this data serves as a directional tool to ensure market competitiveness and promote internal pay equity across roles, the committee has not adopted a formal executive compensation peer group and does not apply rigid comparisons to the data.

In addition to market compensation data, the Compensation Committee considers internal performance reviews (typically provided by the chief executive officer), the executive’s completion of MBOs, the executive’s role in advancing our financial and operational priorities, and other strategic contributions. No single factor is determinative, and the Compensation Committee exercises independent judgment in establishing pay levels, incentive opportunities and performance targets.

Use of Compensation Consultant

The Compensation Committee has not historically retained an external compensation consultant. Instead, it relies on market compensation data, internal performance evaluations, and the informed judgment of the committee and our chief executive officer. The Compensation Committee believes this approach remains appropriate given its knowledge of the Company and the industry in which we operate, its long-standing familiarity with the roles and responsibilities of each executive, and its understanding of and consistent adherence to our compensation philosophy. The Compensation Committee retains the discretion to engage an independent consultant in the future if circumstances warrant.

Principal Elements of Executive Compensation

The Compensation Committee structures our executive compensation program around three primary components: (i) base salary, (ii) annual cash incentive plan awards, which are tied to the achievement of Company financial and operational goals, as well as individual performance objectives designed to support key strategic initiatives, and (iii) long-term equity incentive awards issued in the form of option awards, with a mix of time-based and performance-based vesting, which are intended to encourage executives to drive sustained stockholder value, and to achieve strong financial performance.

These components are informed by market practices within our industry and are designed to align with our business and strategic objectives. The Compensation Committee periodically reviews total compensation levels, and the allocation of compensation among these three components, for each of the executives in the context of our overall compensation policy. Additionally, the Compensation Committee, together with the Board, reviews the relationship of total executive compensation to our financial performance, and to the value created for our stockholders.

The following sections describe each principal element of executive compensation in more detail, including the rationale for paying each element, the relevant performance criteria, and the compensation outcomes for fiscal year 2026.

Base Salary

Each executive receives a base salary, which provides a fixed level of compensation necessary to attract and retain the executive, and is intended to reflect the executive’s title, responsibilities and experience. Base salaries are reviewed by our Compensation Committee annually and adjusted based on factors such as individual contributions, retention concerns, peer group data, budgetary factors, and market conditions.

In fiscal year 2026, in setting base salaries, the Compensation Committee considered market compensation data and evaluated each executive’s role in meeting our business and strategic objectives, and delivering strong financial performance. These assessments were informed by a number of factors, including internal performance reviews, completion of MBOs, comparative performance across the executive team, and overall Company performance.

Salary increases for fiscal year 2026 ranged from approximately 4% to 11% across our NEOs, reflecting their continued strong contributions to the achievement of our business and strategic goals. The Compensation Committee determined that base salary should remain a relatively modest portion of the total compensation opportunity for each executive to ensure management’s interests are aligned with those of our stockholders and support long-term value creation.

Annual Cash Incentive Plan Awards

Consistent with our compensation philosophy, the Compensation Committee believes a substantial portion of the total compensation opportunity for each executive should be in the form of variable cash incentive compensation. We have adopted an annual cash incentive award plan to motivate executives to achieve Company financial performance objectives aligned with stockholder value creation, and to reward them for their individual contributions towards supporting our key strategic initiatives. The plan is designed to further the committee’s objective of ensuring our compensation program is aligned with the achievement of our business and strategic objectives, while limiting fixed compensation and managing compensation-related risks. The committee also believes the adoption of cash incentive awards is a typical pay practice within our peer group and the market generally.

Target Cash Incentive Awards

The Compensation Committee initially establishes a target and maximum amount for the cash incentive plan awards for each executive officer, which is typically expressed as a percentage of base salary. In determining these amounts, the committee generally considers the following:

•	The executive’s role and responsibilities;

•	Individual performance and leadership contributions;

•	Potential for future responsibility and promotion;

•	Historical cash incentive plan award opportunities and payouts;

•	Retention considerations;

•	Company performance and strategic priorities; and

•	Market compensation data.

The Compensation Committee also considers recommendations from our chief executive officer (for executives other than himself).

The following table reflects the target and maximum cash incentive plan awards established for each NEO for fiscal year 2026:

Name	Target Award (% of Base Salary)	Maximum Award (% of Base Salary)
Michael G. Combs	75%	100%
Mark E. Bertels	53%	75%
Maxim Shishin	50%	60%
Jennifer L. Yoss	30%	40%

Determination of Cash Incentive Awards

Cash incentive plan awards are earned under a structured formula approved by the Compensation Committee. The metrics used to determine payouts under the plan vary from year to year, but are generally designed to encourage achievement of a mix of Company financial performance objectives, and individual MBOs, with the relative weighting between those factors varying by executive.

For fiscal year 2026, the Company financial performance metric selected by the Compensation Committee was EPS growth, which is aligned with the committee’s objective to motivate executives to achieve strong financial performance, and drive increases in stockholder value. The committee approved an EPS growth range and the cash incentive awards were determined, in part, based on achievement relative to the range. The individual MBOs selected by the committee were specific to each executive and designed to motivate progress against key strategic initiatives deemed important by the committee in those areas where each executive is in the best position to positively impact results.

The following table reflects the Company financial performance metric, individual MBO themes, and relative weighting of each component, for our NEOs for fiscal year 2026:

Name	Company Financial Performance Metric	Weighting of Company Financial Performance Metric (%)	MBO Themes	Weighting of MBOs (%)
Michael G. Combs	EPS growth	75%	CERIS margin, growth and partner platform; CERIS DRG prepay business expansion; carrier integration and SaaS model; AI deployment; business and leadership development; customer sales growth and diversification; margin improvement	25%

Mark E. Bertels	EPS growth	87%	Customer service; operational efficiency, consistency and profitability; client retention; achievement of certain operational metrics; revenue recovery	13%

Maxim Shishin	EPS growth	33%	NS operational optimization; CERIS DRG viewer optimization; case management integration; claims administration functionality; network and ancillary services development	67%

Jennifer L. Yoss	EPS growth	50%	Financial reporting; accounting/HR process and systems improvement; HR alignment; personnel development; revenue leakage; invoicing	50%

Aligned with our historical practice, cash incentive plan awards are determined based on the Company’s financial performance, and the achievement of individual MBOs, on a calendar year basis, consistent with the manner in which executive goals are established and evaluated. In addition, target and maximum cash incentive plan awards are calculated based on actual base salary paid on a calendar year basis. However, because we have a March 31 fiscal year end, cash incentive awards earned as of the end of a particular calendar year are considered compensation for the corresponding fiscal year. For example, cash incentive awards earned for calendar year 2025 performance are calculated and approved in the first quarter of calendar year 2026, and paid as fiscal year 2026 compensation. Similarly, cash incentive awards established for calendar year 2026 will be paid out, if earned, as fiscal year 2027 compensation.

2026 Cash Incentive Plan Awards

Following an assessment of our performance relative to the pre-established EPS growth range, and the performance of our NEOs relative to the individual MBOs, the Compensation Committee calculated the actual cash incentive awards for fiscal year 2026 to be between approximately 28% and 75% of base salary across our NEO group.

The following table reflects the actual cash incentive plan awards paid to each of our NEOs during fiscal year 2026 (for performance achieved and base salary paid through the end of calendar year 2025):

Name	Achievement of Cash Incentive Award as Percentage of Salary	Actual Cash Payout ($)(1)
Michael G. Combs	75%	$498,809
Mark E. Bertels	61%	$181,951
Maxim Shishin	49%	$150,785
Jennifer L. Yoss	28%	$62,529

(1)	These amounts are consistent with the amounts disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Payment of Discretionary Bonus to Chief Financial Officer

Mr. Nichols was promoted to Chief Financial Officer on September 10, 2025 and held various roles at the Company throughout calendar year 2025. While his bonus opportunity for fiscal year 2026 was correlated with his achievement of individual MBOs that were designed to encourage progress against key strategic initiatives, he was not granted a cash incentive plan award that followed the structured formula discussed above. Instead, the Compensation Committee approved a discretionary bonus based on factors such as his roles and responsibilities during calendar year 2025, his internal performance review, completion of MBOs, and overall Company performance. We expect Mr. Nichols will participate in the annual cash incentive award plan going forward. The discretionary bonus paid to Mr. Nichols for fiscal year 2026 is disclosed in the “Bonus” column of the Summary Compensation Table.

Long-Term Equity-Based Incentive Awards

Aligned with our compensation philosophy, the Compensation Committee believes a substantial portion of the total compensation opportunity for each executive should be in the form of long-term equity-based incentive awards. Equity awards, regardless of the type of award, motivate executives to drive sustained increases in stockholder value since the value of the awards is correlated with the value of our stock, thereby aligning their interests with those of our stockholders.

The Compensation Committee administers our equity-based incentive plans for executives, determines the value and type of equity-based incentive awards to create a meaningful compensation opportunity, and establishes time-based or performance-based vesting conditions for the awards.

Under our 2025 Plan, we have the ability to grant different forms of equity compensation, including stock options, restricted stock units, and stock appreciation rights. Historically, the Compensation Committee granted option awards that were only subject to time-based vesting. In more recent years, the Compensation Committee has granted a mix of option awards with time-based vesting and option awards with performance-based vesting.

Factors Considered in Determining Type of Awards

The Compensation Committee believes option awards are the most effective equity grant award type for us at this time. Unlike restricted stock or restricted stock units, option awards only provide economic value to an executive if he or she remains employed by us during the vesting period, and then only if the market price of our stock appreciates during the option term. Consequently, option awards motivate executives by providing substantial upside compensation while simultaneously aligning the interests of executives with those of our stockholders.

Option awards with time-based vesting encourage executive retention through long-term vesting periods. Option awards with performance-based vesting motivate executives to drive sustained increases in stockholder value, and achieve strong financial performance. The Compensation Committee believes issuing option awards with a mix of time-based and performance-based vesting provides the most effective tool to motivate executives to achieve operational excellence and sustained stockholder value, while also encouraging executive retention.

The Compensation Committee may in the future grant different forms of equity compensation, particularly if the use of certain grant types becomes more prevalent within our industry or the market generally, or if it becomes necessary to do so to attract or retain talented executives. Other factors that may lead us to change our equity grant practices include the perceived value of different award types, the potential effect on stockholder dilution, and the financial statement cost of different award types.

Factors Considered in Determining Value of Awards

While there is no set formula used by the Compensation Committee to determine the value of option awards granted to our executives, the committee generally considers the following:

•	The executive’s role and responsibilities;

•	Individual performance and leadership contributions;

•	Potential for future responsibility and promotion;

•	Historical grant levels and the value of outstanding unvested equity;

•	Retention considerations;

•	Company performance and strategic priorities; and

•	Market compensation data.

Fiscal Year 2026 Option Awards

For fiscal year 2026, the Compensation Committee continued its practice of granting option awards with a mix of time-based and performance-based vesting conditions. In determining the value of the awards, the committee considered each of the factors discussed above.

The time-based option awards reflect our standard vesting terms, which provide for 25% of the underlying shares to vest on the one year anniversary of the grant date, and the remaining 75% of the underlying shares to vest in equal monthly installments over an additional three years, subject to continued employment during the vesting period.

The performance-based option awards are subject to vesting based upon the achievement of pre-established EPS growth ranges for each year within a three-year performance period that were approved by the Board upon the recommendation of the Compensation Committee. The number of shares subject to vesting is determined based on our actual performance relative to a sliding scale of EPS outcomes within the established growth ranges. The number of shares underlying these awards assume achievement of the “maximum” level of performance relative to the EPS ranges, and a portion of the awards will be forfeited each year to the extent performance is achieved below this level for that particular year. We do not publicly disclose the EPS growth ranges, as they represent competitively sensitive financial information. However, the Compensation Committee believes the EPS growth ranges are rigorous and closely aligned with stockholder value creation. Each of the time-based options was granted pursuant to our Restated Omnibus Incentive Plan, or our Prior Plan, and each of the performance-based options was granted pursuant to our 2025 Plan. The expiration date of each option award is five years following the grant date.

The grant date fair values of the option awards, calculated in accordance with ASC 718, Compensation—Stock Compensation, or ASC 718, are included in the Summary Compensation Table.

Equity Grant Timing Considerations

Equity awards are typically granted on a quarterly basis at scheduled meetings of the Compensation Committee. Such meetings are usually scheduled well in advance and without regard to the timing of the announcement of earnings or other major events. We intend to continue this practice of approving equity-based awards concurrently with regularly scheduled meetings, unless earlier approval is required for new hires, new performance considerations, promotional grants or retention purposes. For additional information, please see the section of this Proxy Statement titled “Compensation Policies and Practices”.

Perquisites

Our NEOs are entitled to the same perquisites as our other employees and generally do not receive any additional perquisites as a result of their executive positions. All full-time employees are eligible to participate in our 401(k) plan, and each such employee currently receives a discretionary matching contribution from us in an amount equal to a percentage of such employee’s first 8% of contributions. All full-time employees are eligible to participate in our Employee Stock Purchase Plan, or ESPP, which allows employees to purchase shares of our common stock at a 5% discount to the closing price on the last day of a six-month purchase period. In addition, we offer health and life insurance to our employees. We also typically offer reimbursement to newly hired executive officers for relocation costs.

Post-Employment Compensation

We do not provide pension arrangements, non-qualified deferred compensation, or post-retirement health coverage for our executive officers or other employees.

Summary Compensation Table

The following table sets forth all of the compensation earned by or paid to our NEOs during fiscal years 2026, 2025 and 2024. The amounts set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Michael G. Combs Chairman, Chief Executive Officer and President	2026	$679,327	—	$101,716	$498,809	$5,192	$1,285,043
	2025	$651,442	—	$95,669	$441,306	$3,262	$1,191,679
	2024	$626,539	—	—	$337,218	$3,212	$966,969
Brian S. Nichols(4)	2026	$246,010	$58,838	$186,164	—	$1,443	$492,455
Chief Financial Officer
Mark E. Bertels Executive Vice President, Risk Management Services	2026	$301,478	—	$253,623	$181,951	$4,809	$741,861
	2025	$290,579	—	$112,057	$91,304	$2,860	$496,799
	2024	$274,371	—	$285,521	$151,905	$2,773	$714,571
Maxim Shishin Chief Information Officer	2026	$334,025	—	$321,257	$150,785	$4,828	$810,895
	2025	$300,883	—	$120,140	$132,718	$2,879	$556,620
	2024	$289,467	—	$250,405	$125,872	$2,806	$668,549
Jennifer L. Yoss Vice President, Accounting	2026	$226,578	—	$148,405	$62,529	$4,336	$441,848
	2025	$212,864	—	$64,001	$48,573	$2,439	$327,877
	2024	$201,736	—	$121,232	$43,897	$2,364	$369,229

(1)

Amounts reflect the grant date fair value of option awards calculated in accordance with ASC 718. For additional information regarding the assumptions used to determine the valuation of these option awards, see Note 3, Stock Options and Stock-Based Compensation, in the notes to consolidated financial statements included in our 2026 Annual Report. In accordance with applicable SEC rules, for those option awards that are subject to the satisfaction of performance-based vesting conditions, the amounts reported reflect the grant date fair value based upon the probable outcome of such conditions.

(2)

Amounts reflect the value of awards earned by our NEOs pursuant to our annual cash incentive award plan based on the achievement of a Company financial performance objective and individual MBOs. For additional information, see the section titled “Principal Elements of Executive Compensation—Annual Cash Incentive Plan Awards.”

(3)	Includes matching contributions paid by us under our 401(k) savings plan and annual premiums paid by us for the purchase of group term life insurance for the benefit of each NEO as follows:

	Fiscal Year	Contributions to 401(k) Plan	Life Insurance Premiums
Michael G. Combs	2026	$4,230	$962
	2025	$2,300	$962
	2024	$2,250	$962

Brian S. Nichols	2026	$914	$529

Mark E. Bertels	2026	$4,230	$579
	2025	$2,300	$560
	2024	$2,250	$523

Maxim Shishin	2026	$4,230	$598
	2025	$2,300	$579
	2024	$2,250	$556

Jennifer L. Yoss	2026	$3,902	$435
	2025	$2,030	$410
	2024	$1,976	$389

(4)

Mr. Nichols was promoted to Chief Financial Officer on September 10, 2025 and was not a named executive officer prior to fiscal year 2026. Mr. Nichols was not granted a cash incentive plan award for fiscal year 2026 and instead received a discretionary bonus. For additional information, see the section titled “Principal Elements of Executive Compensation—Annual Cash Incentive Plan Awards.”

Grants of Plan-Based Awards Table

The following table provides information regarding all grants of plan-based awards made to our NEOs during fiscal year 2026. The value of the payouts and awards set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs.

Name	Grant Date	Potential Payments Under Non-Equity Incentive Plan Awards(1)			Potential Payments Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Shares Underlying Options (#)(3)	Exercise Price of Option Awards ($)(4)	Grant Date Fair Value of Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael G. Combs	3/4/2026	—	—		—	—		6,000	$53.08	$101,716
		—	$506,250	$675,000	—	—
Brian S. Nichols	11/6/2025	—	—		—	—	4,000	—	$75.36	$84,448
	3/4/2026	—	—		—	—		6,000	53.08	101,716
Mark E. Bertels	5/15/2025	—	—		—	—		2,000	$110.03	$67,459
	11/6/2025	—	—		—	—	4,000	—	75.36	84,448
	3/4/2026	—	—		—	—		6,000	53.08	101,716
		—	$157,504	$225,005	—	—
Maxim Shishin	5/15/2025	—	—		—	—		3,000	$110.03	$101,188
	11/6/2025	—	—		—	—	4,000	—	75.36	84,448
	3/4/2026	—	—		—	—		8,000	53.08	135,621
		—	$155,153	$186,184	—	—
Jennifer L. Yoss	5/15/2025	—	—		—	—		450	$110.03	$15,178
	11/6/2025	—	—		—	—	3,500	—	$75.36	$73,892
	3/4/2026	—	—		—	—		3,500	53.08	59,344
		—	$67,535	$90,047	—	—

(1)

These amounts reflect the potential payouts under our annual cash incentive plan awards for fiscal year 2026 based on the achievement of a Company financial performance objective and individual MBOs established during the prior calendar year. The amounts reflect the “target” and “maximum” payout levels under the plan. There is no “threshold” payout level under the plan. Actual payouts to our NEOs under the plan were made in February 2026. For additional information, see the section titled “Principal Elements of Executive Compensation—Annual Cash Incentive Plan Awards.”

(2)

These amounts reflect the grant of option awards with performance-based vesting conditions. The option awards vest based on our achievement relative to pre-established EPS growth ranges for each year within a three-year performance period. The “maximum” column reflects the number of shares that may vest if the highest level of performance is achieved relative to the EPS ranges, and a portion of the awards will be forfeited each year to the extent performance is achieved below this level for that particular year. The “target” column reflects the number of shares that may vest if the target level of performance is achieved within the EPS growth ranges. There is no “threshold” number of shares associated with these awards. For additional information, see the section titled “Principal Elements of Executive Compensation—Long-Term Equity-Based Incentive Awards.”

(3)

These amounts reflect the grant of option awards with time-based vesting conditions. The option awards will vest and become exercisable as to 25% of the underlying shares on the first anniversary of the grant date and as to the remaining 75% of the underlying shares in 36 equal monthly installments thereafter. For additional information, see the section titled “Principal Elements of Executive Compensation—Long-Term Equity-Based Incentive Awards.”

(4)	The exercise price of each option award is equal to the closing price of our common stock as reported by the Nasdaq Global Select Market on the date of grant.

(5)

These amounts reflect the grant date fair value of option awards calculated in accordance with ASC 718. For additional information regarding the assumptions used to determine the valuation of these option awards, refer to Note 3, Stock Options and Stock-Based Compensation, in the notes to consolidated financial statements included in our 2026 Annual Report. In accordance with applicable SEC rules, for those option awards that are subject to the satisfaction of performance-based vesting conditions, the amounts reported reflect the grant date fair value based upon the probable outcome of such conditions.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information about the option awards granted to our NEOs that remained outstanding as of March 31, 2026:

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(2)	Option Exercise Price ($)	Option Expiration Date(3)
Michael G. Combs Chairman, Chief Executive Officer and President	9,360			$65.72	12/8/2026
	21,564	936		$49.63	5/12/2027
	14,621	—		$52.00	11/3/2027
	2,250	6,000		$52.00	11/3/2027
	900		2,100	$110.18	1/14/2030
	—		6,000	$53.08	3/4/2031
Brian S. Nichols Chief Financial Officer	18	—		$39.83	5/6/2026
	51	—		$52.65	8/5/2026
	126	—		$51.01	2/3/2027
	138	24		$49.63	5/12/2027
	138	63		$54.54	8/4/2027
	207	150		$52.00	11/3/2027
	66	159		$110.18	1/14/2030
	—	—	4,000	$75.36	11/6/2030
	—	6,000		$53.08	3/4/2031
Mark E. Bertels V.P., Risk Management Services	1,050	—		$39.83	5/6/2026
	750	—		$52.65	8/5/2026
	5,847	—		$65.72	12/8/2026
	15,093	657		$49.63	5/12/2027
	2,016	234		$54.54	8/4/2027
	7,310	—		$52.00	11/3/2027
	969	531		$74.09	8/10/2028
	5,897	—	4,200	$66.85	11/2/2028
	549	651		$90.08	5/16/2029
	750	—	1,750	$110.18	1/14/2030
	—	2,000		$110.03	5/15/2030
	—	—	4,000	$75.36	11/6/2030
	—	6,000		$53.08	3/4/2031

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(2)	Option Exercise Price ($)	Option Expiration Date(3)
Maxim Shishin Chief Information Officer	2,250	—		$52.65	8/5/2026
	7,020	—		$65.72	12/8/2026
	1,437	63		$49.63	5/12/2027
	5,482	—		$52.00	11/3/2027
	969	531		$74.09	8/10/2028
	5,054	—	3,600	$66.85	11/2/2028
	687	813		$90.08	5/16/2029
	750	—	1,750	$110.18	1/14/2030
	—	3,000		$110.03	5/15/2030
	—	—	4,000	$75.36	11/6/2030
	—	8,000		$53.08	3/4/2031
Jennifer L. Yoss V.P., Accounting	2,100	—		$65.72	12/8/2026
	864	36		$49.63	5/12/2027
	3,199	—		$52.00	11/3/2027
	387	213		$74.09	8/10/2028
	2,527	—	1,800	$66.85	11/2/2028
	276	324		$90.08	5/16/2029
	450	—	1,050	$110.18	1/14/2030
	—	450		$110.03	5/15/2030
	—	—	3,500	$75.36	11/6/2030
	—	3,500		$53.08	3/4/2031

(1)

These amounts reflect the grant of option awards with time-based vesting conditions. The option awards will vest and become exercisable as to 25% of the underlying shares on the first anniversary of the grant date, and as to the remaining 75% of the underlying shares in 36 equal monthly installments thereafter.

(2)

These amounts reflect the grant of option awards with performance-based vesting conditions. The option awards vest based on our achievement relative to pre-established EPS growth ranges for each year within a three-year performance period. The amounts reflect the “maximum” number of shares that remain unvested and may vest pursuant to the option awards if the highest level of performance is achieved, and a portion of the awards will be forfeited each year to the extent performance is achieved below this level for that particular year.

(3)	The expiration date of each option award is five years following the grant date.

Option Exercises and Stock Vested Table

The following table provides information regarding the number of shares of common stock acquired upon exercise of option awards by our NEOs during fiscal year 2026. The values realized upon exercise of option awards set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amount that will actually be received by our NEOs upon the sale of the shares.

Name	Option Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Michael G. Combs	28,407	467,411
Chairman, Chief Executive Officer and President
Brian S. Nichols	498	34,876
Chief Financial Officer
Mark E. Bertels	3,000	177,595
Executive Vice President, Risk Management Services
Maxim Shishin	34,800	2,003,742
Chief Information Officer
Jennifer L. Yoss	1,050	75,141
Vice President, Accounting

(1)

Pursuant to SEC rules, the aggregate dollar value realized upon exercise of option awards is computed by multiplying the number of shares by the difference between the closing price of our common stock as reported by the Nasdaq Global Select Market on the applicable exercise dates and the exercise price of the applicable option awards.

Employment, Severance and Change-in-Control Agreements

Employment Agreements

We have not entered into employment agreements (or similar agreements) with any of our executive officers. All executive officers serve at the discretion of the Board and are employed on an at-will basis.

Severance and Change-in-Control Agreements

We do not have any agreements or other arrangements with our executive officers that provide for severance payments or benefits (or similar payments or benefits), except in connection with a change-in-control transaction. We also typically do not provide payments or benefits upon any other termination event, including a resignation, termination without cause, termination for good reason, or termination due to death or disability.

In the event of a change-in-control transaction, each outstanding option award granted under our Prior Plan and our 2025 Plan will automatically become exercisable as to all of the underlying shares immediately prior to the effective date of the change-in-control transaction. However, no acceleration will occur if (a) such option is either to be assumed by the successor corporation or replaced by a comparable option to purchase shares of the successor entity, (b) such option is to be replaced with a cash incentive program of the successor entity designed to preserve the option spread existing at the time of the change-in-control transaction and incorporating the same vesting schedule applicable to the option, or (c) acceleration of such option is subject to other applicable limitations imposed by the Compensation Committee at the time of grant.

The Compensation Committee, as the administrator of our 2025 Plan and our Prior Plan, has the authority to provide for accelerated vesting of the shares of common stock underlying any outstanding option awards held by any of executive officers in connection with certain changes in control, or the termination of an executive officer’s employment following a change-in-control.

The following table provides information about the payments and benefits that would have been paid or provided to our NEOs in the event a termination of employment had occurred following a change-in-control transaction assuming the termination had occurred on March 31, 2026. The severance benefits primarily relate to the accelerated vesting of all outstanding and unvested option awards granted under our 2025 Plan and our Prior Plan prior to the effective date of the change-in-control transaction. In the event of an actual change-in-control transaction, the value of our common stock may be significantly different than the value assumed in the table, in which case the value realized by our NEOs in connection with the change-in-control transaction may differ significantly.

	Termination Following a Change-in-Control
Name	Cash ($)(1)	Number of Shares Subject to Accelerated Vesting (#)	Value of Accelerated Option Vesting ($)(2)
Michael G. Combs	—	48,695	153,010
Brian S. Nichols	—	744	2,085
Mark E. Bertels	—	40,231	112,455
Maxim Shishin	—	23,649	26,264
Jennifer L. Yoss	—	9,803	12,824

(1)

The amounts reflected in the table are in addition to amounts that would have been payable for accrued but unpaid base salary, accrued paid time off, accrued but unpaid annual cash incentive plan awards, reimbursement of expenses, and other payments or benefits required to be provided by applicable law.

(2)

The aggregate dollar value that may be realized upon the accelerated vesting of option awards is computed by multiplying the number of option shares subject to acceleration by the difference between the closing price of our common stock as reported by the Nasdaq Global Select Market on March 31, 2026 and the exercise price of the applicable option awards.

Compensation Policies and Practices

Clawback and Forfeiture Policy

We maintain a Clawback and Forfeiture Policy, or a Clawback Policy, which was adopted to comply with Section 10D and Rule 10D-1 of the Exchange Act, as implemented by applicable Nasdaq listing standards. The policy is designed to promote integrity and accountability in connection with our financial reporting obligations.

Pursuant to the Clawback Policy, we will seek recoupment of certain incentive-based compensation received by current or former executive officers in the event we are required to prepare an accounting restatement to correct an error that is material to previously issued financial statements. Incentive-based compensation would typically include our annual cash incentive awards and performance-based option awards. The Clawback Policy applies to incentive-based compensation that is “received” during the three completed fiscal years immediately preceding the date on which we are required to prepare the restatement, as determined in accordance with SEC rules.

Under the Clawback Policy, recoupment applies if:

•	The compensation was based, in whole or in part, on the attainment of a financial reporting measure (including any measure derived from or impacted by financial reporting);

•	The relevant financial results are subsequently restated due to material noncompliance with any financial reporting requirement under federal securities laws; and

•	The amount of compensation actually received exceeds the amount that would have been paid based on the restated results.

The Audit Committee has the discretion to determine the amount of compensation subject to recovery based upon the restated financial results, and the appropriate method of recoupment. Under the Clawback Policy, the restatement does not need to be the result of misconduct or fault by the executive officer for the recoupment to apply.

Grant Timing for Equity Awards
As discussed above, we grant equity awards on a quarterly basis at regular meetings of the Compensation Committee, which are typically scheduled well in advance.
We typically grant equity awards during an “open trading window” under our Insider Trading Policy. We do not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, or other significant news events. We similarly do not time the public release of such information based on equity award grant dates.
During fiscal year 2026, we did not grant any option awards during the period beginning four business days before and ending one business day after the filing of a period report on Form
10-Q
or Form
10-K
or the filing or furnishing of a Current Report on Form
8-K,
and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Insider Trading Policy
We have an Insider Trading Policy that governs the purchase, sale and other dispositions of our securities. The Insider Trading Policy, among other things, prohibits our directors, executive officers, employees, and contractors from insider trading, engaging in short-term or speculative trading in our securities, and entering into hedging transactions or derivative instruments involving our securities, subject to certain exceptions. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and stock exchange listing standards.
It is also our policy to take appropriate steps to comply with applicable laws, rules, regulations and listing standards
when we engage in transactions in our own securities.
Stock Ownership Guidelines
We have not adopted stock ownership guidelines for our executive officers or directors. However, the Compensation Committee considers each executive officer’s existing equity holdings when determining future awards.
No Tax Gross Ups
We do not have any agreements or other arrangements with our executive officers providing for excise tax gross up payments or similar benefits whether in connection with a change-of-control
or otherwise.
Compensation Risk Assessment
The Compensation Committee is responsible for reviewing our compensation program to assess whether it encourages excessive or unnecessary risk-taking or otherwise is likely to have a material adverse effect on us. In conducting this assessment, the committee considers a number of factors including the following:

•
Our compensation program consists of a mix of fixed and variable compensation that motivate individual performance and accountability, encourage retention, promote internal pay equity, and reflect market competitiveness, and the Compensation Committee reviews this mix annually.

•
Our annual cash incentive plan awards are performance-based and linked to the achievement of measurable Company financial performance goals, and strategic and operational MBOs tailored to each executive.

•	Our option awards reflect a mix of time-based and performance-based vesting to encourage executive retention, while motivating the achievement of Company financial performance objectives.

•	Market compensation data is reviewed to ensure our compensation program is appropriate and competitive.

•	We maintain a Clawback and Forfeiture Policy that applies to our annual cash incentive awards and performance-based option awards, which emphasizes integrity and accountability in financial reporting.

•

Our governance policies, including our Insider Trading Policy, prohibit insider trading, engaging in short-term or speculative trading in our securities, or entering into hedging transactions or derivative instruments. For additional information, see the section of this Proxy Statement titled “Compensation Policies and Practices”.

The Compensation Committee believes our executive compensation program is appropriately balanced and does not encourage excessive or unnecessary risk-taking. The Compensation Committee does not believe our compensation program is reasonably likely to have a material adverse effect on us.

Tax and Accounting Considerations

Our Compensation Committee considers the anticipated tax treatment to us, and to our executive officers, in establishing our compensation programs. In particular, it considers the deductibility of compensation as a factor in assessing whether a particular compensation arrangement is appropriate, considering the goals of maintaining a competitive executive compensation framework, motivating executives to achieve Company performance objectives, and increasing stockholder value.

The Compensation Committee also considers the impact of Section 409A of the Internal Revenue Code. In general, our executive plans and programs are designed to comply with the requirements of that section so as to avoid possible adverse tax consequences that may result from noncompliance.

We account for option awards in accordance with the requirements of ASC 718.

CEO Pay Ratio

General

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of the annual total compensation of our principal executive officer to the median of the annual total compensation of all of our employees (excluding our principal executive officer), or our median employee. During fiscal year 2026, our principal executive officer was Michael G. Combs, our Chairman, Chief Executive Officer and President.

Annual Total Compensation

For fiscal year 2026, the annual total compensation of our principal executive officer was $1,285,043, and the annual total compensation of our median employee was $64,384, each as calculated in a manner consistent with Item 402(u). The annual total compensation for our principal executive officer is consistent with the amount reflected in the Summary Compensation Table.

Pay Ratio

Based on this information, the fiscal year 2026 ratio of the annual total compensation of our principal executive officer to the annual total compensation of our median employee was approximately 20:1.

Determination of Median Employee

Consistent with Item 402(u), we identified our median employee as of March 31, 2026 by (a) aggregating for each applicable employee (i) annual base salary for salaried employees (or hourly rate multiplied by estimated work schedule, for hourly, temporary and seasonal employees), (ii) overtime paid for hourly employees, (iii) annual cash incentive award or sales commission earned by our employees, and (iv) the value of equity awards granted to our employees in fiscal year 2026, and (b) ranking this compensation measure for our employees from lowest to highest. This calculation was performed for all of our full-time and part-time employees worldwide, excluding our principal executive officer. We did not include any contractors or workers employed through a third-party provider in our employee population. After identifying our median employee, we calculated that individual’s fiscal year 2026 total annual compensation in accordance with applicable SEC rules.

Other Information

We believe the pay ratio we have reported above is a reasonable estimate calculated in a manner consistent with applicable SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio we have reported above.

Recent Compensation Developments

Transition of Chief Executive Officer and President

As discussed above, Mr. Combs is transitioning from his role as Chairman, Chief Executive Officer and President, effective July 1, 2026, and has been appointed by the Board to serve as Executive Chair, effective as of the same date. As consideration for serving as Executive Chair, Mr. Combs will receive a base salary of $25,000 per month and the continuation of health insurance benefits under our standard benefit plans. For additional information, see the section of this Proxy Statement titled “Director Compensation”.

Appointment of New Chief Executive Officer and President

In connection with the leadership transition, Sarah A. Scott has been promoted to Chief Executive Officer and President, effective July 1, 2026. In connection with her promotion, Ms. Scott’s annual base salary will be increased to $600,000. She will also be eligible for an annual cash incentive plan award with a target of 75% of her base salary, and an opportunity to receive up to 100% of her base salary, based on the achievement of performance objectives established by the Compensation Committee. 75% of the cash incentive award opportunity will be tied to the achievement of a Company financial performance objective, while 25% will be tied to the achievement of individual MBOs. The cash incentive award opportunity for fiscal year 2027 will be prorated based on the number of months for which she serves as Chief Executive Officer and President.

Ms. Scott will also receive an option award to purchase 25,000 shares of our common stock pursuant to our 2025 Plan, which shall vest as to 25% of the underlying shares on the first anniversary of the grant date, and as to the remaining 75% of the underlying shares in 36 equal monthly installments thereafter. She will also continue to be eligible to participate in our standard employee benefit plans.

Compensation Committee Interlocks and Insider Participation

Messrs. Hoops and Michael served as members of the Compensation Committee during fiscal year 2026. Mr. Michael is the President and Chief Executive Officer of Corstar, a beneficial owner of more than 10% of the outstanding shares of our common stock.

None of our executive officers currently serve, or during the past year has served, as a member of the board of directors or compensation committee (or other committee serving a similar purpose) of any other entity that has or had one or more executive officers serving as a member of our Board or Compensation Committee. In addition, none of the Compensation Committee members had any relationship, or participated in any transaction, with our Company during fiscal year 2026 that requires disclosure under SEC rules.

Director Compensation

Cash Compensation

Pursuant to our nonemployee director compensation program, for fiscal year 2026, each nonemployee director received: (i) $23,000 for each Board meeting attended in person, (ii) $1,000 for each telephonic Board meeting attended, and (iii) $1,000 for each in-person or telephonic committee meeting attended (provided the committee meeting was not held in conjunction with a Board meeting). The Chairman of the Audit Committee separately received an annual retainer of $4,000 for serving in that capacity, and an additional $1,000 for each committee meeting attended. Except as indicated above, no nonemployee director received any cash retainers or fees for any other services provided to the Board or any committee during fiscal year 2026. Nonemployee directors are reimbursed for reasonable expenses incurred in connection with providing services to the Board, including expenses associated with attending Board and committee meetings.

Option Awards

The nonemployee directors are eligible to receive annual grants of option awards, subject to the discretion of the Compensation Committee. On August 7, 2025, each nonemployee director was granted an annual option award to purchase 1,500 shares at an exercise price equal to the fair market value on the grant date. On the date of the Annual Meeting, the Compensation Committee expects to grant to each nonemployee director who is then serving on the Board as of that date an annual option award to purchase 1,500 shares at an exercise price equal to the fair market value on the grant date. Annual grants typically become exercisable in four equal annual installments with the first installment becoming exercisable on the first anniversary of the grant date, provided the director continues to provide service to us through the applicable vesting dates. Each of these grants was made (or will be made) pursuant to our 2025 Plan. The expiration date of each option award granted to directors is typically ten years following the grant date.

Newly appointed nonemployee directors are eligible to receive initial onboarding grants of option awards, subject to the discretion of the Compensation Committee. Onboarding grants typically become exercisable in four equal annual installments with the first installment becoming exercisable on the first anniversary of the grant date, provided the director continues to provide service to us through the applicable vesting dates. No new nonemployee directors were appointed during fiscal year 2026.

Equity Grant Considerations

Similar to the grant philosophy applicable to executive officers, the Compensation Committee believes it is appropriate to issue equity awards to the directors in the form of option awards since they provide actual economic value to the director only if he or she remains in our service during the vesting period, and then only if the market price of our stock appreciates over the option term.

In determining the value of option awards granted to directors, the committee generally considers the contributions made by our directors, historical grant levels and unvested equity awards, and compensation practices within our industry and the market generally.

Eligibility of Executive Chair

Mr. Combs, our Chairman, Chief Executive Officer, and President, has not historically been eligible to receive compensation for service to the Board since he was serving as an executive officer, and he did not receive any such compensation during fiscal year 2026. For additional information, see the section of this Proxy Statement titled “Recent Compensation Developments”.

Director Compensation Table

The following table sets forth all compensation paid or awarded to our nonemployee directors during fiscal year 2026. The amounts set forth in the table have been calculated in accordance with applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our nonemployee directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Joanna C. Burkey	100,000	64,963	—	164,963
Steven J. Hamerslag	100,000	64,963	—	164,963
Alan R. Hoops	101,000	64,963	—	165,963
R. Judd Jessup	108,000	64,963	—	172,963
Jeffrey J. Michael	98,000	64,963	—	162,963

(1)

Amounts reflect the grant date fair value of option awards calculated in accordance with ASC 718. For additional information regarding the assumptions used to determine the valuation of these option awards, see Note 3, Stock Options and Stock-Based Compensation, in the Notes to Consolidated Financial Statements included in our 2026 Annual Report.

(2)

As of March 31, 2026, the aggregate number of shares of common stock underlying option awards held by each of our nonemployee directors was as follows: Ms. Burkey – 12,000 shares, Mr. Hamerslag – 28,500 shares, Mr. Hoops – 64,500 shares, Mr. Jessup – 64,500 shares, and Mr. Michael – 64,500 shares.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” section of this Proxy Statement and based on this review and discussion, has recommended to the Board that the section be included in this Proxy Statement and incorporated by reference into the 2026 Annual Report.

COMPENSATION COMMITTEE

Alan R. Hoops, Chair
Jeffrey J. Michael

This Compensation Committee Report shall not be deemed “soliciting material” or to be “filed” with the SEC. In addition, this Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of March 31, 2026, with respect to the shares of our common stock that may be issued under our equity compensation plans.

	A	B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (#)(1)(2)	Weighted Average Exercise Price of Outstanding Options ($)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) (#)(4)
Equity compensation plans approved by stockholders	1,196,283	$59.83	1,018,174
Equity compensation plans not approved by stockholders(5)	—	—	—
Total	1,196,283	$59.83	1,018,174

(1)

This amount reflects the aggregate number of shares underlying all option awards outstanding pursuant to our 2025 Plan and our Prior Plan. For option awards subject to performance-based vesting conditions, the amount reported reflects the number of shares to be issued assuming the relevant performance-based vesting conditions are achieved at the maximum level. In the event the performance conditions for any option award are achieved below the maximum level, the number of shares reflected in this column will decrease and the number of shares in the last column will increase by a corresponding amount.

(2)

This amount excludes shares subject to purchase rights that have accrued under our ESPP. Pursuant to our ESPP, each eligible employee may purchase shares of our common stock from accumulated payroll deductions on a semi-annual basis at a purchase price equal to 95% of the fair market value of a share of our common stock on the last trading day of the relevant purchase period.

(3)

Reflects the weighted average exercise price of option awards granted pursuant to our 2025 Plan and our Prior Plan. We have not issued any warrants or other rights to acquire shares of our common stock.

(4)

This column reflects (i) the number of shares reserved for issuance under our 2025 Plan less the number of shares to be issued upon exercise of the option awards reported in the first column, plus (ii) the number of shares reserved for issuance under our ESPP. This amount is subject to increase depending on our achievement with respect to certain performance-based vesting conditions as discussed in footnote 1 above, and will also increase to the extent any awards are forfeited or otherwise terminated under our Prior Plan. No new equity awards may be issued under our Prior Plan.

(5)	We do not have any equity compensation plans that have not been approved by our stockholders.

PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation
S-K,
we are providing the following information regarding the relationship between “compensation actually paid” to our named executive officers, or our NEOs, and certain of our financial performance metrics. Amounts included as “compensation actually paid” do not represent the value of cash compensation and equity awards actually received by our NEOs, but rather are amounts calculated pursuant to Item 402(v) that include, among other things, the year-over-year changes in the “fair value” of unvested equity-based awards. Additional information regarding our variable compensation philosophy, the structure of our compensation program, and compensation decisions
made this year is
described
in the section entitled “
Compensation Discussion and Analysis
.”
Pay-Versus-Performance
Table
The following table provides information regarding “compensation actually paid” to our Chief Executive Officer and President, who is our principal executive officer, or our PEO, and our other non-PEO
NEOs for each of our fiscal years ended March 31, 2026, 2025, 2024, 2023 and 2022 and our financial performance for each such fiscal year:

					Value of Initial $100 Investment Based on:
Fiscal Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (1)(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (1) ($)	Average Compensation Actually Paid to Non-PEO NEOs (1)(2) ($)	Total Stockholder Return ($)	Peer Group Total Stockholder Return (3) ($)	Net Income (in thousands) ($)	Diluted Earnings per Share ($)
2026	1,285,043	472,223	594,704	192,557	86	125	110,344	2.14
2025	1,191,679	2,140,427	464,106	2,247,009	200	96	95,165	1.83
2024	966,969	1,901,252	485,139	1,937,349	256	85	76,252	1.47
2023	2,090,066	3,389,141	413,594	2,313,754	349	116	66,365	1.26
2022	1,420,744	4,464,818	482,747	5,014,662	309	124	66,410	1.22

(1)	The table below includes the name of each individual serving as an NEO during our last five fiscal years, including our PEO:

Fiscal Year	PEO	Non-PEO NEOs
2026	Michael G. Combs	Mark E. Bertels, Maxim Shishin, Brandon T. O’Brien, Brian S. Nichols, Jennifer L. Yoss
2025	Michael G. Combs	Mark E. Bertels, Maxim Shishin, Brandon T. O’Brien, Jennifer L. Yoss
2024	Michael G. Combs	V. Gordon Clemons, Mark E. Bertels, Maxim Shishin, Brandon T. O’Brien, Jennifer L. Yoss
2023	Michael G. Combs	V. Gordon Clemons, Mark E. Bertels, Maxim Shishin, Brandon T. O’Brien, Jennifer L. Yoss
2022	Michael G. Combs	V. Gordon Clemons, Diane J. Blaha, Maxim Shishin, Brandon T. O’Brien, Jennifer L. Yoss

(2)
The table below provides the adjustments to the Summary Compensation Table total compensation made to arrive at the compensation actually paid to the PEO and the average compensation actually paid to the non-PEO
NEOs:

Fiscal Year	Executives	Summary Compensation Table Total ($)	Minus – Amount Reported in the “Option Awards” Column in the Summary Compensation Table ($)	Plus – Fair Value of Awards Granted During Covered Fiscal Year that Remain Outstanding and Unvested as of Covered Fiscal Year End ($) (a)	Plus/Minus – Change in Fair Value of Outstanding and Unvested Awards Granted in Prior Fiscal Years ($) (b)	Plus/Minus – Change in Fair Value of Awards Granted During Prior Fiscal Years that Vested During the Covered Fiscal Year ($) (c)	Minus Fair Value of Awards Granted During Prior Fiscal Years that were Forfeited During the Covered Fiscal Year ($)	Compensation Actually Paid ($)
2026	PEO	1,285,043	101,716	106,960	(393,128)	(424,937)	—	472,223
	Average for Non- PEO NEOs	594,704	181,890	548,630	(465,487)	(303,400)	—	192,557

2025	PEO	1,191,679	95,669	53,113	343,505	647,799	—	2,140,427
	Average for Non- PEO NEOs	464,106	95,046	428,028	187,966	1,261,955	—	2,247,009

2024	PEO	966,969	—	—	701,539	232,744	—	1,901,252
	Average for Non- PEO NEOs	485,139	178,369	676,067	565,128	389,384	—	1,937,349

2023	PEO	2,090,066	1,176,522	—	2,387,906	90,528	(2,836)	3,389,141
	Average for Non- PEO NEOs	413,594	148,254	—	1,917,315	138,017	(6,918)	2,313,754

2022	PEO	1,420,744	309,939	—	1,780,517	1,573,496	—	4,464,818
	Average for Non- PEO NEOs	482,747	150,374	—	2,759,634	1,922,655	—	5,014,662

(a)	The fair value amounts are calculated in accordance with ASC Topic 718 Compensation – Stock Compensation , or ASC 718, determined as of the covered fiscal year end.
(b)	The fair value amounts are determined based on the change in fair value from the prior fiscal year end to the covered fiscal year end calculated in accordance with ASC 718.
(c)	The fair value amounts are determined based on the change in fair value from the prior fiscal year end to the vesting date calculated in accordance with ASC 718.

(3)	The peer group used for this purpose is the Nasdaq Healthcare Services Index.
Tabular List of Company Financial Performance Measures
As described in greater detail in the section entitled “
Compensation Discussion and Analysis
,” our executive compensation program reflects a variable compensation philosophy. The metrics that we use for both our annual cash incentive awards and long-term, equity-based incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important
financial

performance measures used by the Company to link “compensation actually paid” to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

Most Important Financial Performance Measures
Earnings per Share
Revenue
Income Before Income Taxes
Relationship Between Compensation Actually Paid and Performance Measures
In accordance with SEC rules, the charts below illustrate how “compensation actually paid” to our NEOs aligns with our Company’s financial performance as measured by our TSR, our peer group TSR, our net income and our earnings per share:
Compensation Actually Paid Compared to Total Stockholder Return

Compensation Actually Paid vs. Total Stockholder Return
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Compensation Actually Paid
$400
$350
$300
$250
$200
$150
$100
$50
$-
Total Stockholder Return
2022
2023
2024
2025
2026
PEO
NEO Avg.
TSR
Peer Group TSR

Compensation Actually Paid Compared to Net Income

Compensation Actually Paid vs. Net Income
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Compensation Actually Paid
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Net Income
2022
2023
2024
2025
2026
PEO
NEO Avg.
Net Income

Compensation Actually Paid Compared to Earnings Per Share

Compensation Actually Paid vs. Earnings Per Share
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Compensation Actually Paid
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Earnings Per Share
2022
2023
2024
2025
2026
PEO
NEO Avg.
Earnings per Share

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of March 31, 2026, certain information concerning the shares of our common stock beneficially owned by (i) each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of our outstanding common stock, (ii) each director or director nominee, (iii) each of our named executive officers (named in the section entitled “Summary Compensation Table” above), and (iv) all current directors and executive officers as a group, together with the approximate percentages of outstanding common stock beneficially owned by each of them. Unless otherwise indicated, the principal address of each of the stockholders below is c/o CorVel Corporation, 5128 Apache Plume Road, Suite 400, Fort Worth, Texas 76109.

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned(1)
Jeffrey J. Michael 15600 Wayzata Blvd., Suite 309 Wayzata, MN 55391	19,361,079	(2)	37.99%

Corstar Holdings, Inc. 15600 Wayzata Blvd., Suite 309 Wayzata, MN 55391	18,742,108	(2)	36.81%

Kayne Anderson Rudnick Investment Management, LLC 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067	4,991,080	(3)	9.80%

Steven J. Hamerslag	310,250	(4)	*

Alan R. Hoops	197,155	(5)	*

R. Judd Jessup	171,048	(6)	*

Michael G. Combs	91,953	(7)	*

Mark E. Bertels	44,201	(8)	*

Maxim Shishin	31,638	(9)	*

Jennifer L. Yoss	12,091	(10)	*

Joanna C. Burkey	2,625	(11)	*

Brian S. Nichols	844	(12)	*

All current executive officers and directors as a group (10 individuals)	20,222,884	(13)	39.72%

*	Less than 1%
(1)

Applicable percentage ownership is based on 50,909,297 shares of common stock outstanding as of March 31, 2026. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options exercisable within 60 days of March 31, 2026 are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding common stock beneficially owned by any person holding such options but are not deemed outstanding for the purpose of computing the percentage of common stock beneficially owned by any other person.

(2)

Includes 18,742,108 shares owned by Corstar (for which it shares the power to vote and dispose of these shares with Mr. Michael according to the Schedule 13G/A of Corstar filed September 10, 2025), 559,721 shares owned directly by Mr. Michael, a director of ours and of Corstar, and 59,250 shares subject to options held by Mr. Michael that are exercisable within 60 days of March 31, 2026. Mr. Michael is the President, Chief Executive Officer and a director of Corstar. In addition, Mr. Michael is the trustee of the Michael Family Grantor Trust (formerly Michael Acquisition Corporation Trust), which is the sole shareholder of Corstar. Based on the foregoing, Mr. Michael may be deemed to have beneficial ownership of the shares of our common stock held by Corstar. Mr. Michael disclaims such beneficial ownership except to the extent of any indirect pecuniary interest therein.

(3)

According to the Schedule 13G/A of Kayne Anderson Rudnick Investment Management, LLC, filed on February 13, 2026, Kayne Anderson, in its capacity as investment advisor, has the sole power to vote 3,204,952 shares, shared power to vote 943,511 shares, sole power to dispose of 4,047,569 shares, and shared power to dispose of 943,511 shares.

(4)	Includes 287,000 shares owned indirectly through Mr. Hamerslag’s family trust, and 23,250 shares subject to options held by Mr. Hamerslag that are exercisable within 60 days of March 31, 2026.
(5)

Includes 113,713 shares owned indirectly by Mr. Hoops through his irrevocable family trust, 24,192 shares owned directly by Mr. Hoops, and 59,250 shares subject to options held by Mr. Hoops that are exercisable within 60 days of March 31, 2026.

(6)	Includes 111,798 shares owned directly by Mr. Jessup and 59,250 shares subject to options that are exercisable within 60 days of March 31, 2026.
(7)	Includes 40,822 shares owned directly by Mr. Combs and 51,131 shares subject to options that are exercisable within 60 days of March 31, 2026.
(8)	Includes 2,606 shares owned directly by Mr. Bertels and 41,595 shares subject to options that are exercisable within 60 days of March 31, 2026.
(9)	Consists of 7,050 shares owned directly by Mr. Shishin and 24,588 shares subject to options that are exercisable within 60 days of March 31, 2026.
(10)	Includes 2,088 shares owned directly by Ms. Yoss and 10,003 shares subject to options that are exercisable within 60 days of March 31, 2026.
(11)	Includes 2,625 shares subject to options that are exercisable within 60 days of March 31, 2026.
(12)	Includes 844 shares subject to options that are exercisable within 60 days of March 31, 2026.
(13)	Includes the information set forth in notes 2, 4, 5, 6, 7, 8, 9, 10, 11 and 12 above.

CERTAIN RELATIONSHIPS AND RELATED-PERSON TRANSACTIONS

Under Item 404 of Regulation S-K, a related-person transaction is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, since the beginning of our last fiscal year, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Pursuant to its written charter, the Audit Committee is responsible for reviewing and approving all related person transactions and potential conflict of interest situations involving any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons.

The Audit Committee also has adopted written policies and procedures for related person transactions that require the Audit Committee to review any proposed transaction with related persons to determine if it rises to the level of a related person transaction covered by Item 404 of Regulation S-K and, if it does, then such related person transaction must be approved or ratified by the disinterested members of the Audit Committee. Our management must disclose to the Audit Committee all material information regarding actual and proposed related person transactions known to them that involve our directors, nominees for director, executive officers, persons known to be 5% or greater beneficial owners of our stock, and any member of the immediate family of any of the foregoing persons. A related person will not be deemed to have a material interest in a transaction if the interest arises only: (a) from the person’s position as a director of another corporation or organization that is a party to the transaction; or (b) from the direct or indirect ownership by such person and all other related persons, in the aggregate, of less than a 10% equity interest in another person or entity (other than a partnership) which is a party to the transaction; or (c) from a combination of both (a) and (b); or (d) from the person’s position as a limited partner in a partnership in which the person and all other related persons, have an interest of less than 10%, and the person is not a general partner of and does not hold another position in the partnership.

Since April 1, 2023, there was not, and there is not currently proposed, any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. Each related-person transaction is reviewed and approved or ratified by our Audit Committee.

The Audit Committee has determined the following categories of transactions will be deemed preapproved by the Audit Committee, notwithstanding the fact that they are related-person transactions:

•	compensation to executive officers determined by the Compensation Committee;

•	compensation to directors determined by the Compensation Committee or the Board; and

•	transactions in which all security holders receive proportional benefits.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than 10% of a registered class of our securities to file initial reports of ownership of our securities and reports of changes in such ownership with the SEC.

Based solely on our review of the Section 16(a) reports that have been filed by or on behalf of our officers, directors, and persons who own more than 10% of a registered class of our securities, as well as written representations from our officers and directors, we believe all such persons complied on a timely basis with the filing requirements of Section 16(a) during fiscal year 2026.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of the proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

In connection with the Annual Meeting, a number of brokers with account holders who are Company stockholders will be “householding” the proxy materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the proxy materials, please notify your broker or the Company. Direct your written request to CorVel Corporation, 5128 Apache Plume Road, Suite 400, Fort Worth, Texas 76109, Attention: Corporate Secretary. The Company undertakes to promptly deliver a separate set of the proxy materials promptly upon receiving your written request. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

SEC rules permit us to print an individual’s multiple accounts on a single set of Annual Meeting materials. To take advantage of this opportunity, we have summarized on one set of Annual Meeting materials all of the accounts registered with the same tax identification number or duplicate name and address, unless we received contrary instructions from the impacted stockholder prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Annual Meeting materials, as requested, to any stockholder to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Annual Meeting materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. A number of brokerage firms have instituted householding. They will have their own procedures for stockholders who wish to receive individual copies of the proxy materials.

ADDITIONAL INFORMATION

We filed with the SEC our 2026 Annual Report on May 22, 2026. A copy of the 2026 Annual Report has been made available concurrently with this Proxy Statement to stockholders entitled to notice of and to vote at the Annual Meeting, and is posted at https://materials.proxyvote.com/221006. No separate annual report to the stockholders was prepared. The Annual Report made available to stockholders is not incorporated into this Proxy Statement and is not considered “soliciting material.” Our 2026 Annual Report, as well as certain other reports, proxy statements and other information regarding us, are available on the Securities and Exchange Commission’s website at https://www.sec.gov. In addition, we will provide without charge a copy of our 2026 Annual Report to any stockholder upon written request addressed to our corporate Secretary, CorVel Corporation, 5128 Apache Plume Road, Suite 400, Fort Worth, Texas 76109, and will furnish upon request any exhibits to the 2026 Annual Report upon the payment by the requesting stockholder of our reasonable expenses in furnishing such exhibits.

By Order of the Board of Directors,

Richard J. Schweppe
Secretary

June 26, 2026

Fort Worth, Texas

CORVEL CORPORATION ATTN: SHARON O’CONNOR 5128 APACHE PLUME ROAD, SUITE 400 FORT WORTH, TEXAS 76109	SCAN TO VIEW MATERIALS & VOTE
VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on Wednesday, August 5, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Wednesday, August 5, 2026. You will need the 16-digit control number, printed below, in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by Wednesday, August 5, 2026.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company to mail proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote by Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in the future.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01508-P55049        KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CORVEL CORPORATION The Board of Directors recommends you vote “FOR ALL” of the director nominees:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	To elect six directors, each to serve until the annual meeting of stockholders to be held in 2027 or until his or her successor has been duly elected and qualified; Nominees:	☐	☐	☐

01) Michael G. Combs
02) Joanna C. Burkey
03) Steven J. Hamerslag
04) Alan R. Hoops
05) R. Judd Jessup
06) Jeffrey J. Michael

The Board of Directors recommends you vote “FOR” Proposal Two:						For	Against	Abstain

2.	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027; and					☐	☐	☐

The Board of Directors recommends you vote “FOR” Proposal Three:						For	Against	Abstain

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers.					☐	☐	☐

Note: We may also consider and vote upon any other business properly brought before the 2026 Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting:

The Notice of Annual Meeting of Stockholders, Proxy Statement and 2026 Annual Report on Form 10-K are

available at www.proxyvote.com.

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T01509-P55049

CORVEL CORPORATION Annual Meeting of Stockholders Thursday, August 6, 2026 at 8:30 a.m. Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby revokes all previous proxies, acknowledges receipt of the notice of the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of CorVel Corporation (the “Company”) to be held on Thursday, August 6, 2026 at 8:30 a.m. Pacific Time at 4330 SE International Way, Milwaukie, Oregon 97222, and the Proxy Statement relating to the Annual Meeting, and appoints Richard J. Schweppe and Sharon O’Connor, and each of them individually, to serve as proxies of the undersigned, with full power of substitution, to vote all shares of common stock of the Company that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting, and at any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

This proxy card when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, but the card is signed, this proxy card will be voted “FOR ALL” of the director nominees listed under Proposal 1, “FOR” Proposals 2 and 3, and in the discretion of the proxies with respect to any other business that may properly come before the Annual Meeting, or at any postponements or adjournments thereof. At the date the Proxy Statement was made available to stockholders, we were not aware of any other business to be presented for consideration at the Annual Meeting.

Continued and to be signed on the reverse side.